UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23306

Collaborative Investment Series Trust

500 Damonte Ranch, Parkway Building 700, Unit 700 Reno, Nevada 89521

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (440) 922-0066

Date of fiscal year end: September 30

Date of reporting period: September 30, 2024

Item 1. Reports to Stockholders.

Goose Hollow Tactical Allocation ETF

GHTA   ︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2024

Fund Overview

This annual shareholder report contains important information about Goose Hollow Tactical Allocation ETF (the "Fund") for the period of October 1, 2023  to September 30, 2024. You can find additional information about the Fund at  http://www.gham.co. You can also request this information by contacting us at 1-866-898-6447. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Goose Hollow Tactical Allocation ETF	$122	1.11%

How did the Fund perform last year?

The Fund returned 20.07% for the fiscal year ended September 30, 2024, underperforming its benchmark, MSCI World Large & Mid Cap Index, which returned 32.04%

Positive contributors included tactical trades in global equity markets such as South Africa and Poland, benefiting from stronger growth and political shifts. Agency mortgages, long-dated treasuries, and treasury floaters gained from lower inflation. However, hedges in sectors like Semiconductors, SPX, and NASDAQ weighed on performance. Additionally, Chinese equities underperformed due to weak stimulus measures and economic challenges.

Fund performance based on $10,000 initial investment

	Fund @ NAV	Bloomberg World Large & Mid Cap Index	60% MSCI World Index and 40% Bloomberg U.S. Aggregate Bond Index
Dec 21	$10,000	$10,000	$10,000
Mar 22	$10,254	$9,440	$9,465
Jun 22	$9,076	$7,995	$8,367
Sep 22	$9,142	$7,467	$7,908
Dec 22	$10,214	$8,176	$8,440
Mar 23	$10,616	$8,770	$8,938
Jun 23	$10,615	$9,314	$9,282
Sep 23	$10,426	$9,008	$8,976
Dec 23	$11,628	$9,995	$9,843
Mar 24	$11,553	$10,807	$10,336
Jun 24	$11,629	$11,132	$10,514
Sep 24	$12,519	$11,894	$11,140

Average Annual Total Returns

	1 Year	Since Fund Inception (11/16/2021)
Fund @ NAV	20.07%	7.84%
Bloomberg World Large & Mid Cap Index	32.04%	6.04%
60% MSCI World Index & 40% Bloomberg Barclays US Agg Bond Index	24.10%	3.96%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$40,037,153
Number of Portfolio Holdings	15
Net Investment Advisory Fees	$203,685
Portfolio Turnover Rate	129%

What did the Fund invest in?

(as of 9/30/2024)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Common Stocks	8.1
Exchange-Traded Funds	88.5
Purchased Options Contracts	0.0
Preferred Stocks	3.4
Total	100.0

Material Fund Changes

This is a summary of certain changes to the Fund since May 17, 2024. For complete information, you may review the Fund's next prospectus, which we expect to be available by February 1, 2025 or upon request at 1-866-898-6447.

The expense limitation for the Fund pursuant to an Operating Expenses Limitation Agreement changed from 0.99% to 1.85%.

Effective July 8, 2024, Foreside Fund Services, LLC no longer serves as the distributor to the Fund. Paralel Distributors, LLC serves as the distributor to the Fund.

Goose Hollow Tactical Allocation ETF

Additional information about the Fund (e.g. Annual Financial Statements and Additional Information, holdings, proxy voting information, Prospectus and Statement of Additional Information) is available:

Annual Shareholder Report — September 30, 2024

GHTA-09/24-AR

On the Fund's website: https://www.gham.co,

or upon request, by calling 1-866-898-6447.

Goose Hollow Multi-Strategy Income ETF

GHMS   ︳Cboe BZX Exchange, Inc.

Annual Shareholder Report  — September 30, 2024

Fund Overview

This annual shareholder report contains important information about Goose Hollow Multi-Strategy Income ETF (the "Fund") for the period of November 14, 2023  to September 30, 2024. You can find additional information about the Fund at https://ghms.gham.co. You can also request this information by contacting us at 1-866-898-6447. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund's costs since inception?*

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Goose Hollow Multi-Strategy Income ETF	$92	1.00%

* Expenses for a full reporting period would be higher

How did the Fund perform since inception?

The Fund returned 9.09% since inception (November 14, 2023), for the period ending September 30, 2024, underperforming the Bloomberg U.S. Aggregate Bond Index, which returned 10.41% during the same period.

A global rally in rates contributed to the Fund’s performance. Short-dated treasuries provided steady coupon income, and various positions benefited from inflation coming down this year, including in inflation-linked bonds, treasury floaters, and variable-rate preferreds. The Fund benefited from appreciation in mortgage REITS, and found attractive yields in emerging market debt. The Fund’s hedge against interest rate volatility detracted from performance using CMS curve caps.

Fund performance based on $10,000 initial investment

	Fund @ NAV	Bloomberg U.S. Aggregate Bond Index
Dec 23	$10,000	$10,000
Mar 24	$10,017	$9,922
Jun 24	$10,064	$9,929
Sep 24	$10,545	$10,445

Average Annual Total Returns

Since Fund Inception (11/14/2023)
Fund @ NAV	9.09%
Bloomberg U.S. Aggregate Bond Index	9.78%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$18,033,146
Number of Portfolio Holdings	18
Net Investment Advisory Fees	$-
Portfolio Turnover Rate	35%

What did the Fund invest in?

(as of 9/30/2024)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Closed-End Funds	21.3
Exchange-Traded Funds	68.7
Preferred Stocks	10.0
Total	100.0

Material Fund Changes

This is a summary of certain changes to the Fund since May 29, 2024. For complete information, you may review the Fund's next prospectus, which we expect to be available by February 1, 2025 or upon request at 1-866-898-6447.

Dividends from net investment income, if any, are declared and paid semi-annually by the Fund.

Effective July 8, 2024, Foreside Fund Services, LLC no longer serves as the distributor to the Fund. Paralel Distributors LLC serves as the distributor to the Fund.

Goose Hollow Multi-Strategy Income ETF

Additional information about the Fund (e.g. Annual Financial Statements and Additional Information, holdings, proxy voting information, Prospectus and Statement of Additional Information) is available:

Annual Shareholder Report — September 30, 2024

GHMS-09/24-AR

On the Fund's website:https://ghms.gham.co,

or upon request, by calling 1-866-898-6447.

Mindful Conservative ETF

MFUL   ︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2024

Fund Overview

This annual shareholder report contains important information about Mindful Conservative ETF (the "Fund") for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at http://www.mohrfunds.com. You can also request this information by contacting us at 1-866-464-6608. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Mindful Conservative ETF	$113	1.08%

How did the Fund perform last year?

The Fund returned 9.47%, for the fiscal year ended September 30, 2024, underperforming its benchmark, the Dow Jones U.S. Moderately Conservative Portfolio Index, which returned 17.68% for the period.

The Federal Reserve’s rate cut and easing inflation contributed to broader stock gains. Globally, interest rate policy also influenced markets, with notable moves in Japan and China. The fixed income market also rallied, largely due to the Federal Reserve's interest rate cuts and signs of slower inflation and employment growth in the U.S. Higher yielding and longer-duration sectors outperformed as confidence grew in the Federal Reserve's ability to manage the economy while curbing inflation. The Fund participated in the fixed income gains while benefiting from a broader equity market participation in its more conservative equity holdings.

Underperformance could be attributed to the benchmark’s greater weighting in equities and its higher risk profile.

Fund performance based on $10,000 initial investment

	Fund @ NAV	Bloomberg U.S. Aggregate Bond Index	Dow Jones U.S. Moderately Conservative Portfolio Index
Dec 21	$10,000	$10,000	$10,000
Mar 22	$9,386	$9,407	$9,503
Jun 22	$8,719	$8,965	$8,689
Sep 22	$8,698	$8,539	$8,344
Dec 22	$8,752	$8,699	$8,684
Mar 23	$8,788	$8,957	$9,012
Jun 23	$8,869	$8,881	$9,189
Sep 23	$8,655	$8,594	$8,860
Dec 23	$8,957	$9,180	$9,587
Mar 24	$9,148	$9,109	$9,875
Jun 24	$9,173	$9,115	$9,881
Sep 24	$9,474	$9,588	$10,427

Average Annual Total Returns

	1 Year	Since Fund Inception (11/2/2021)
Fund @ NAV	9.47%	-2.36%
Bloomberg U.S. Aggregate Bond Index	11.57%	-1.45%
Dow Jones U.S. Moderately Conservative Portfolio Index	17.68%	1.47%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$46,444,927
Number of Portfolio Holdings	16
Net Investment Advisory Fees	$405,717
Portfolio Turnover Rate	314%

What did the Fund invest in?

(as of 9/30/2024)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Exchange-Traded Funds	100.0
Total	100.0

Material Fund Changes

This is a summary of certain changes to the Fund since July 22, 2024. For complete information, you may review the Fund's next prospectus, which we expect to be available by February 1, 2025 or upon request at 1-866-464-6608.

Foreside Fund Services, LLC no longer serves as the distributor to the Fund. Paralel Distributors, LLC serves as the distributor to the Fund.

Effective August 30, 2024, dividends from net investment income, if any, are declared and paid quarterly by the Fund.

Mindful Conservative ETF

Additional information about the Fund (e.g. Annual Financial Statements and Additional Information, holdings, proxy voting information, Prospectus and Statement of Additional Information) is available:

Annual Shareholder Report — September 30, 2024

MFUL-09/24-AR

On the Fund's website: https://www.mohrfunds.com/mful-mindful-conservative-etf, or upon request, by calling 1-866-464-6608.

Adaptive Core ETF

RULE   ︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2024

Fund Overview

This annual shareholder report contains important information about Adaptive Core ETF (the "Fund") for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at http://www.mohrfunds.com. You can also request this information by contacting us at 1-866-464-6608. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Adaptive Core ETF	$131	1.20%

How did the Fund perform last year?

The Fund returned 18.97%, for the fiscal year ended September 30, 2024, underperforming its benchmark, the S&P 500 Index, which returned 36.35% for the period.

• The anticipation and then reality of Federal Reserve rate cuts came mostly as no surprise and generally aided broader market gains. The Fund was well positioned to capture gains in value-oriented constituents without concentration in the magnificent seven stocks as market leadership shifted throughout the year within market caps and styles.

• Any underperformance could be attributed to the Fund having a more value-oriented constituency and not having concentration in the top technology stocks.

Fund performance based on $10,000 initial investment

	Fund @ NAV	S&P 500 Index
Dec 21	$10,000	$10,000
Mar 22	$9,000	$9,540
Jun 22	$8,029	$8,004
Sep 22	$7,683	$7,613
Dec 22	$7,731	$8,189
Mar 23	$7,688	$8,803
Jun 23	$7,880	$9,572
Sep 23	$7,424	$9,259
Dec 23	$8,224	$10,342
Mar 24	$8,873	$11,433
Jun 24	$8,754	$11,923
Sep 24	$8,832	$12,625

Average Annual Total Returns

	1 Year	Since Fund Inception (11/2/2021)
Fund @ NAV	18.97%	-3.80%
S&P 500 Index	36.35%	9.52%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$27,915,713
Number of Portfolio Holdings	35
Net Investment Advisory Fees	$273,935
Portfolio Turnover Rate	451%

What did the Fund invest in?

(as of 9/30/2024)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Common Stocks	82.2
Exchange-Traded Funds	17.8
Total	100.0

Material Fund Changes

This is a summary of certain changes to the Fund since July 22, 2024. For complete information, you may review the Fund's next prospectus, which we expect to be available by February 1, 2025 or upon request at 1-866-464-6608.

Foreside Fund Services, LLC no longer serves as the distributor to the Fund. Paralel Distributors, LLC serves as the distributor to the Fund.

Effective August 30, 2024, dividends from net investment income, if any, are declared and paid quarterly by the Fund.

Adaptive Core ETF

Additional information about the Fund (e.g. Annual Financial Statements and Additional Information, holdings, proxy voting information, Prospectus and Statement of Additional Information) is available:

Annual Shareholder Report — September 30, 2024

RULE-09/24-AR

On the Fund's website: https://www.mohrfunds.com/rule-adaptive-core-etf, or upon request, by calling 1-866-464-6608.

Mohr Sector Nav ETF

SNAV   ︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2024

Fund Overview

This annual shareholder report contains important information about Mohr Sector Nav ETF (the "Fund") for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at http://www.mohrfunds.com. You can also request this information by contacting us at 1-866-464-6608. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Mohr Sector Nav ETF	$126	1.04%

How did the Fund perform last year?

The Fund returned 23.70%, for the year ended September 30, 2024, underperforming its benchmark, the Morningstar US Large-Mid Cap Index, which returned 36.30% for the year.

• While U.S. stocks continued their upward trajectory throughout the year, market leadership shifted within sectors. The Federal Reserve’s rate cut and easing inflation contributed to broader stock gains, benefiting rate-sensitive sectors like utilities and real estate. Sector selection played an important role in performance along with the ability to pick up gains from market indexes like SPY and RSP.

• The biggest detractor in performance was the lack of market-cap concentration among the sector and index allocations.

Fund performance based on $10,000 initial investment

	Fund @ NAV	Morningstar U.S. Large-Mid Cap Index
Mar 23	$10,000	$10,000
Jun 23	$10,781	$10,870
Sep 23	$10,277	$10,534
Dec 23	$11,279	$11,792
Mar 24	$12,060	$13,039
Jun 24	$12,177	$13,558
Sep 24	$12,712	$14,357

Average Annual Total Returns

	1 Year	Since Fund Inception (1/10/2023)
Fund @ NAV	23.70%	15.40%
Morningstar U.S. Large-Mid Cap Index	36.30%	27.18%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$64,261,593
Number of Portfolio Holdings	10
Net Investment Advisory Fees	$339,623
Portfolio Turnover Rate	523%

What did the Fund invest in?

(as of 9/30/2024)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Exchange-Traded Funds	100.0
Total	100.0

Material Fund Changes

This is a summary of certain changes to the Fund since July 22, 2024. For complete information, you may review the Fund's next prospectus, which we expect to be available by February 1, 2025 or upon request at 1-866-464-6608.

Foreside Fund Services, LLC no longer serves as the distributor to the Fund. Paralel Distributors, LLC serves as the distributor to the Fund.

Effective August 30, 2024, dividends from net investment income, if any, are declared and paid quarterly by the Fund.

Mohr Sector Nav ETF

Additional information about the Fund (e.g. Annual Financial Statements and Additional Information, holdings, proxy voting information, Prospectus and Statement of Additional Information) is available:

Annual Shareholder Report — September 30, 2024

SNAV-09/24-AR

On the Fund's website: https://www.mohrfunds.com/snav-mohr-sector-nav-etf, or upon request, by calling 1-866-464-6608.

Rareview Dynamic Fixed Income ETF

RDFI   ︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2024

Fund Overview

This annual shareholder report contains important information about Rareview Dynamic Fixed Income ETF (the "Fund") for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.rareviewcapital.com/etfs/. You can also request this information by contacting us at 1-888-783-8637.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Rareview Dynamic Fixed Income ETF	$172	1.50%

How did the Fund perform last year?

The Fund returned 29.33%, for the fiscal year ended September 30, 2024, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 11.57% for the year.

• Lower U.S. interest rates and a shift from a tightening to easing cycle by the Federal Reserve contributed to performance.

• Overweight exposure to emerging market local currency debt contributed to relative performance as high carry currencies outperformed other fixed income assets.

• Overweight exposure to securitized debt contributed to relative performance as spreads are relatively wider than other high grade fixed income.

• Security selection within each asset class contributed to positive relative performance.

Fund performance based on $10,000 initial investment

	Fund @ NAV	Bloomberg U.S. Aggregate Bond Index	50% ICE BofA 5-10Y US Corp % 50% Markit iBoxx Liq HY Index
Dec 20	$10,000	$10,000	$10,000
Mar 21	$10,705	$9,663	$9,842
Jun 21	$11,298	$9,840	$10,102
Sep 21	$11,257	$9,845	$10,135
Dec 21	$11,262	$9,846	$10,152
Mar 22	$10,195	$9,262	$9,562
Jun 22	$9,559	$8,827	$8,796
Sep 22	$8,994	$8,407	$8,547
Dec 22	$9,334	$8,565	$8,897
Mar 23	$9,539	$8,819	$9,222
Jun 23	$9,644	$8,744	$9,260
Sep 23	$9,227	$8,462	$9,163
Dec 23	$10,146	$9,038	$9,862
Mar 24	$10,651	$8,968	$9,920
Jun 24	$10,804	$8,974	$10,002
Sep 24	$11,932	$9,440	$10,568

Average Annual Total Returns

	1 Year	Since Fund Inception (10/20/2020)
Fund @ NAV	29.33%	6.81%
Bloomberg U.S. Aggregate Bond Index	11.57%	-1.22%
50% ICE BofA 5-10Y Corp & 50% Markit iBoxx Liq HY Index	15.33%	2.22%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$54,114,995
Number of Portfolio Holdings	32
Net Investment Advisory Fees	$361,904
Portfolio Turnover Rate	151%

What did the Fund invest in?

(as of 9/30/2024)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Closed-End Funds	85.9
Common Stocks	4.0
Exchange-Traded Funds	9.7
Purchased Options Contracts	0.4
Total	100.0

Material Fund Changes

There were no material fund changes during the reporting period.

Rareview Dynamic Fixed Income ETF

Additional information about the Fund (e.g. Annual Financial Statements and Additional Information, holdings, proxy voting information, Prospectus and Statement of Additional Information) is available:

Annual Shareholder Report — September 30, 2024

RDFI-09/24-AR

On the Fund's website: https://rareviewcapital.com/dynamic-fixed-income-etf/, or upon request, by calling 1-888-783-8637.

Rareview Tax Advantaged Income ETF

RTAI   ︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2024

Fund Overview

This annual shareholder report contains important information about Rareview Tax Advantaged Income ETF (the "Fund") for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.rareviewcapital.com/etfs/. You can also request this information by contacting us at 1-888-783-8637.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Rareview Tax Advantaged Income ETF	$145	1.25%

How did the Fund perform last year?

The Fund returned 31.20%, for the fiscal year ended September 30, 2024, outperforming its benchmark, the Bloomberg Barclays U.S. Municipal Index, which returned 10.37% for the period.

• Lower US interest rates and a shift from a tightening to easing cycle by the Federal Reserve contributed to performance.

• Positive convexity from callable municipal bonds contributed to relative performance of the Fund.

Fund performance based on $10,000 initial investment

	Fund @ NAV	Bloomberg Municipal Bond Index
Dec 20	$10,000	$10,000
Mar 21	$10,443	$9,965
Jun 21	$10,963	$10,106
Sep 21	$10,903	$10,079
Dec 21	$11,082	$10,152
Mar 22	$9,512	$9,520
Jun 22	$9,002	$9,240
Sep 22	$8,083	$8,920
Dec 22	$8,570	$9,286
Mar 23	$8,790	$9,544
Jun 23	$8,620	$9,534
Sep 23	$7,693	$9,158
Dec 23	$8,949	$9,881
Mar 24	$9,193	$9,843
Jun 24	$9,458	$9,841
Sep 24	$10,092	$10,108

Average Annual Total Returns

	1 Year	Since Fund Inception (10/20/2020)
Fund @ NAV	31.20%	1.48%
Bloomberg Municipal Bond Index	10.37%	0.83%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$21,025,886
Number of Portfolio Holdings	11
Net Investment Advisory Fees	$65,071
Portfolio Turnover Rate	37%

What did the Fund invest in?

(as of 9/30/2024)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Closed-End Funds	100.0
Total	100.0

Material Fund Changes

There were no material fund changes during the reporting period.

Rareview Tax Advantaged Income ETF

Additional information about the Fund (e.g. Annual Financial Statements and Additional Information, holdings, proxy voting information, Prospectus and Statement of Additional Information) is available:

Annual Shareholder Report — September 30, 2024

RTAI-09/24-AR

On the Fund's website:https://rareviewcapital.com/tax-advantaged-income-etf/, or upon request, by calling 1-888-783-8637.

Rareview Systematic Equity ETF

RSEE   ︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2024

Fund Overview

This annual shareholder report contains important information about Rareview Systematic Equity ETF (the "Fund") for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.rareviewcapital.com/etfs/. You can also request this information by contacting us at 1-888-783-8637.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Rareview Systematic Equity ETF	$154	1.35%

How did the Fund perform last year?

The Fund returned 28.51%, for the fiscal year ended September 30, 2024, underperforming its benchmark, the MSCI All Country World Index, which returned 32.35% for the period.

• The Fund used long-term and short-term behavior models to take long and short positions. The Fund seeks to add value by owning regional markets when expected returns are positive and taking defensive positions when expected returns are negative.

• Performance was bifurcated. The Fund outperformed MSCI EAFE, U.S. Small Cap, and MSCI Emerging Market Equities. The Fund underperformed U.S. Large Cap Equities.

• The underperformance is primarily the result of the benchmark composition of the MSCI ACWI Index. The MSCI ACWl is predominantly a large cap index with a measured allocation to emerging markets.

Fund performance based on $10,000 initial investment

	Fund @ NAV	MSCI All Country World Index
Mar 22	$10,000	$10,000
Jun 22	$9,470	$8,447
Sep 22	$9,759	$7,881
Dec 22	$9,662	$8,659
Mar 23	$10,140	$9,304
Jun 23	$10,793	$9,894
Sep 23	$10,071	$9,568
Dec 23	$10,680	$10,634
Mar 24	$11,358	$11,519
Jun 24	$12,025	$11,866
Sep 24	$12,943	$12,663

Average Annual Total Returns

	1 Year	Since Fund Inception (1/20/2022)
Fund @ NAV	28.51%	10.29%
MSCI All Country World Index	32.35%	8.56%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$59,598,974
Number of Portfolio Holdings	6
Net Investment Advisory Fees	$382,307
Portfolio Turnover Rate	126%

What did the Fund invest in?

(as of 9/30/2024)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Exchange-Traded Funds	100.0
Total	100.0

Material Fund Changes

There were no material fund changes during the reporting period.

Rareview Systematic Equity ETF

Additional information about the Fund (e.g. Annual Financial Statements and Additional Information, holdings, proxy voting information, Prospectus and Statement of Additional Information) is available:

Annual Shareholder Report — September 30, 2024

RSEE-09/24-AR

On the Fund's website: https://rareviewcapital.com/systematic-equity-etf/,

or upon request, by calling 1-888-783-8637.

Rareview Total Return Bond ETF

RTRE   ︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2024

Fund Overview

This annual shareholder report contains important information about Rareview Total Return Bond ETF (the "Fund") for the period of May 31, 2024 to September 30, 2024. You can find additional information about the Fund at www.rareviewcapital.com/etfs/. You can also request this information by contacting us at 1-888-783-8637.

What were the Fund's costs since inception?*

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Rareview Total Return Bond ETF	$23	0.67%

* Expenses for a full reporting period would be higher

Fund Statistics

Net Assets	$24,268,144
Number of Portfolio Holdings	112
Net Investment Advisory Fees	$-
Portfolio Turnover Rate	39%

What did the Fund invest in?

(as of 9/30/2024)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Asset - Backed Securities	2.1
Collateralized Mortgage Obligations	9.6
Corporate Bonds	28.1
Exchange-Traded Funds	8.3
Municipal Bonds	0.9
Preferred Stocks	0.2
Treasury Bill	4.9
Treasury Notes	13.0
U.S. Government Agency Mortgages	31.8
Yankee Dollars	1.1
Total	100.0

Material Fund Changes

There were no material fund changes during the reporting period.

Rareview Total Return Bond ETF

Additional information about the Fund (e.g. Annual Financial Statements and Additional Information, holdings, proxy voting information, Prospectus and Statement of Additional Information) is available:

Annual Shareholder Report — September 30, 2024

On the Fund's website: https://rareviewcapital.com/total-return-bond-etf/,

or upon request, by calling 1-888-783-8637.

RTRE-09/24-AR

The SPAC and New Issue ETF

SPCX   ︳Nasdaq

Annual Shareholder Report — September 30, 2024

Fund Overview

This annual shareholder report contains important information about The SPAC and New Issue ETF (the "Fund") for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at http://www.spcxetf.com. You can also request this information by contacting us at 1-866-904-0406. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
The SPAC and New Issue ETF	$192	1.89%

How did the Fund perform last year?

The Fund returned 2.87%, for the fiscal year ended September 30, 2024, underperforming its benchmark, the Index IQ Merger Arbitrage Index, which returned 3.70% for the period.

The Fund was up 2.87% for the year. Over the year, the SPAC market continues to be challenging. There are few SPAC IPOs, few SPAC deal announcements, and the current SPACs aren’t trading nearly as much as they did during the height of the SPAC market. The Fund has continued to find SPACs trading below cash in trust and our strategy remains the same: scour the SPAC landscape for SPACs trading below trust and raise cash by selling SPACs trading above cash in trust.

Fund performance based on $10,000 initial investment

	Fund @ NAV	S&P 500 Index	IQ Merger Arbitrage Index
Dec 20	$10,000	$10,000	$10,000
Mar 21	$11,063	$10,617	$9,900
Jun 21	$11,305	$11,525	$10,072
Sep 21	$11,130	$11,592	$9,930
Dec 21	$11,008	$12,871	$9,729
Mar 22	$10,920	$12,279	$9,662
Jun 22	$10,728	$10,302	$9,354
Sep 22	$10,298	$9,799	$9,449
Dec 22	$9,675	$10,540	$9,558
Mar 23	$9,349	$11,330	$9,528
Jun 23	$9,340	$12,320	$9,380
Sep 23	$9,217	$11,917	$9,487
Dec 23	$9,301	$13,310	$9,505
Mar 24	$9,409	$14,715	$9,503
Jun 24	$9,491	$15,346	$9,466
Sep 24	$9,481	$16,249	$9,838

Average Annual Total Returns

	1 Year	Since Fund Inception (12/15/2020)
Fund @ NAV	2.87%	-0.57%
S&P 500 Index	36.35%	14.17%
IQ Merger Arbitrage Index	3.70%	-0.28%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$11,221,373
Number of Portfolio Holdings	68
Net Investment Advisory Fees	$56,668
Portfolio Turnover Rate	274%

What did the Fund invest in?

(as of 9/30/2024)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Common Stocks	98.5
Private Investments	1.1
Rights	0.1
Warrants	0.3
Total	100.0

Material Fund Changes

The expense limitation agreement was terminated on February 1, 2024.

The SPAC and New Issue ETF

Additional information about the Fund (e.g. Annual Financial Statements and Additional Information, holdings, proxy voting information, Prospectus and Statement of Additional Information) is available:

Annual Shareholder Report — September 30, 2024

SPCX-09/24-AR

On the Fund's website: http://www.spcxetf.com,

or upon request, by calling 1-866-904-0406.

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). During the period covered by this report, there were no amendments, nor did the Registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics. The Code of Ethics is attached hereto as Exhibit 19(a)(1) of this Form.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Fred Stoleru is an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Fees for audit services provided to the Registrant were $143,250 and $149,500 for the fiscal years ended September 30, 2024, and 2023, respectively.

(b)	Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for audit-related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $0 and $0 for the fiscal years ended September 30, 2024 and 2023, respectively.

(c) Tax Fees. Fees for tax services, which consisted of income and excise tax compliance services, were $33,000 and $31,000 for the fiscal years ended September 30, 2024 and 2023, respectively.

(d) All Other Fees. Fees for other services totaled $0 and $0 for the fiscal years ended September 30, 2024 and 2023, respectively.

(e) (1) The Registrant’s Audit Committee has adopted Pre-Approval Policies and Procedures. The Audit Committee must pre-approve all audit services and non-audit services that the principal accountant provides to the Registrant. The Audit Committee must also pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, or any affiliate of the adviser that provides ongoing services to the Registrant, if such non-audit services directly impact the Registrant’s operations and financial reporting.

(2) No services described in items (b) were pre-approved by the Audit Committee pursuant to Rule 2 01(c)(7)(i)(c) of Regulation S-X.

(f) All of the work in connection with the audit of the Registrant during the years ended September 30, 2024 and 2023 was performed by full-time employees of the Registrant’s principal accountant.

(g) The aggregate fees billed by the principal accountant for non-audit services to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the years ended September 30, 2024 and 2023, respectively.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal auditor’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Financial Statements filed under Item 7(a) of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Annual Financial Statements and Other Information

Goose Hollow Tactical Allocation ETF (GHTA)

Goose Hollow Multi-Strategy Income ETF (GHMS)

September 30, 2024

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 3

Portfolio of InvestmentsSeptember 30, 2024

Goose Hollow Tactical Allocation ETF

Shares		Fair Value ($)
Common Stock — 7.7%
Financials — 7.7%
293,650	AGNC Investment Corp.	3,071,579
Total Common Stock (Cost $3,035,333)		3,071,579

Exchange-Traded Funds — 84.3%
13,264	abrdn Physical Palladium Shares ETF(b)	1,215,778
132,455	Goose Hollow Multi-Strategy Income ETF(c)	3,542,509
10,000	iShares 20+ Year Treasury Bond ETF	981,000
123,138	iShares China Large-Cap ETF	3,913,326
50,000	iShares Ethereum Trust ETF	983,500
130,110	iShares MSCI Hong Kong ETF	2,427,853
62,269	iShares MSCI Mexico ETF	3,344,468
42,764	iShares MSCI Thailand ETF	2,962,690
63,854	iShares Treasury Floating Rate Bond ETF	3,231,012
211,106	Quadratic Interest Rate Volatility and Inflation Hedge ETF	4,063,791
13,410	SPDR Bloomberg 1-3 Month T-Bill ETF	1,231,172
25,770	Vanguard Long-Term Treasury ETF	1,585,886
85,089	WisdomTree Floating Rate Treasury Fund	4,273,169
Total Exchange-Traded Funds (Cost $32,305,902)		33,756,154

Purchased Options Contracts — 0.0%(a)(d)
Total Purchased Options Contracts (Cost $40,588)		7,050

Preferred Stock — 3.3%
305,553	Federal National Mortgage Association(b)	1,307,767
Total Preferred Stock (Cost $1,127,212)		1,307,767

Total Investments — 95.3% (Cost $36,509,035)		38,142,550
Other Assets in Excess of Liabilities — 4.7%		1,894,603
Net Assets — 100.0%		40,037,153

(a) Represents less than 0.05%.

(b) Non-income producing security.

(c) Affiliated security. See Note 3.

(d) See Portfolio of Purchased Options Contracts.

ETF — Exchange-Traded Fund

MSCI — Morgan Stanley Capital International

SPDR — Standard & Poor’s Depositary Receipts

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 4

Portfolio of Investments (continued)September 30, 2024

Goose Hollow Tactical Allocation ETF

Written Options Contracts

Exchange-traded options contracts written as of September 30, 2024 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)($)(a)	Premiums Received ($)	Strike Price ($)	Expiration Date	Value ($)
Vaneck Semiconductor ETF Options	Put	100	1,550	31,467	155.00	12/23/24	(4,600)
(Total Premiums Received $31,467)							(4,600)

Purchased Options Contracts

Exchange-traded options contracts purchased as of September 30, 2024 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)($)(a)	Cost ($)	Strike Price ($)	Expiration Date	Value ($)
Vaneck Semiconductor ETF Options	Put	50	875	28,754	175.00	12/23/24	5,575
Vaneck Semiconductor ETF Options	Put	50	725	11,834	145.00	12/23/24	1,475
(Total Cost $40,588) - 0.0%(b)				40,588			7,050

(a) Notional amount is expressed as the number of contracts multiplied by contract size multiplied by the strike price of the underlying asset.

(b) Represents less than 0.05%.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 5

Portfolio of InvestmentsSeptember 30, 2024

Goose Hollow Multi-Strategy Income ETF

Shares		Fair Value ($)
Closed-End Funds — 20.9%
46,460	Aberdeen Asia-Pacific Income Fund, Inc.	808,404
193,705	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	976,272
104,492	Saba Capital Income & Opportunities Fund II	889,227
74,020	Templeton Emerging Markets Income Fund	431,537
47,483	Virtus Stone Harbor Emerging Markets Income Fund	248,811
40,959	Western Asset Emerging Markets Debt Fund, Inc.	416,963
Total Closed-End Funds (Cost $3,597,798)		3,771,214

Exchange-Traded Funds — 67.4%
54,353	Global X Variable Rate Preferred ETF	1,307,190
12,912	JPMorgan Ultra-Short Income ETF	655,155
56,249	Quadratic Interest Rate Volatility and Inflation Hedge ETF	1,082,793
67,921	SPDR FTSE International Government Inflation-Protected Bond ETF	2,736,537
37,110	Vanguard Mortgage-Backed Securities ETF	1,751,963
30,793	Vanguard Short-Term Treasury ETF	1,817,403
55,826	Vanguard Total International Bond ETF	2,806,931
Total Exchange-Traded Funds (Cost $12,063,027)		12,157,972

Preferred Stocks — 9.8%
Financials — 9.8%
12,886	AGNC Investment Corp., Series C	332,974
15,648	AGNC Investment Corp., Series F	383,689
12,860	Annaly Capital Management, Inc.	325,872
13,970	Rithm Capital Corp., Series A	354,559
14,616	Rithm Capital Corp., Series B	373,293
		1,770,387
Total Preferred Stocks (Cost $1,709,017)		1,770,387

Total Investments — 98.1% (Cost $17,369,842)		17,699,573
Other Assets in Excess of Liabilities — 1.9%		333,573
Net Assets — 100.0%		18,033,146

ETF — Exchange-Traded Fund

FTSE — Financial Times Stock Exchange

SPDR — Standard & Poor’s Depositary Receipts

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 6

Statement of Assets and LiabilitiesSeptember 30, 2024

	Goose Hollow Tactical Allocation ETF	Goose Hollow Multi-Strategy Income ETF
Assets:
Investments, at value (Cost $33,036,932 and $17,369,842)	$34,600,041	$17,699,573
Affiliated investments, at value (Cost $3,472,103 and $— )	3,542,509	—
Cash	1,835,255	129,238
Deposits at brokers for derivative contracts	97,112	206,623
Dividends and interest receivable	35,238	29,227
Receivable due from sub-administrator	—	12,977
Prepaid expenses and other assets	513	182
Total Assets	40,110,668	18,077,820
Liabilities:
Written options at value (Premiums received $31,467 and $—)	4,600	—
Payable due to advisor	—	3,700
Accrued expenses:
Advisory	21,993	—
Administration	4,839	2,723
Custodian	238	378
Fund accounting	14,610	13,671
Legal and audit	20,151	19,262
Trustee	1,200	800
Other	5,884	4,141
Total Liabilities	73,515	44,674
Net Assets	$40,037,153	$18,033,146
Net Assets consist of:
Paid-in Capital	$38,119,962	$17,516,606
Total Distributable Earnings (Loss)	1,917,191	516,540
Net Assets	$40,037,153	$18,033,146

Net Assets:	$40,037,153	$18,033,146
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	1,350,000	675,000
Net Asset Value (offering and redemption price per share):	$29.66	$26.72

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 7

Statement of OperationsFor the year ended September 30, 2024

	Goose Hollow Tactical Allocation ETF	Goose Hollow Multi-Strategy Income ETF(a)
Investment Income:
Dividend income	1,337,351	621,085
Affiliated dividend income	42,534	—
Interest income	2,586	6,623
Total Investment Income	1,382,471	627,708
Expenses:
Advisory	318,543	71,005
Administration	56,213	21,848
Compliance services	9,000	7,500
Custodian	1,706	1,286
Offering costs	—	4,489
Fund accounting	82,022	31,619
Legal and audit	34,065	26,556
Listing Fee	—	5,058
Printing	6,797	5,751
Treasurer	2,700	1,575
Trustee	4,800	3,200
Other	16,342	7,591
Total Expenses before fee reductions	532,188	187,478
Expenses contractually waived and/or reimbursed by the Advisor	(91,708)	(77,799)
Expenses voluntarily waived by the Advisor(b)	(23,150)	—
Total Net Expenses	417,330	109,679
Net Investment Income (Loss)	965,141	518,029
Realized and Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	(778,689)	(31,096)
Net realized gains (losses) from affiliated funds transactions	112,644	—
Net realized gains (losses) from in-kind transactions	3,620,743	63,033
Net realized gains (losses) from affiliated in-kind transactions	18,578	—
Net realized gains (losses) from written options transactions	88,258	—
Change in unrealized appreciation (depreciation) on investments	3,028,572	329,731
Change in unrealized appreciation (depreciation) on affiliated funds	70,406	—
Change in unrealized appreciation (depreciation) on written options	26,867	—
Net Realized and Unrealized Gains (Losses) from Investments:	6,187,379	361,668
Change in Net Assets Resulting From Operations	$7,152,520	$879,697

(a) For the period from the commencement of operations on November 14, 2023 through September 30, 2024.

(b) See Note 3 in the Notes to Financial Statements.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 8

Statements of Changes in Net Assets

	Goose Hollow Tactical Allocation ETF		Goose Hollow Multi-Strategy Income ETF
	Year ended September 30, 2024	Year ended September 30, 2023	For the period November 14, 2023(a) through September 30, 2024
From Investment Activities:
Operations:
Net investment income (loss)	$965,141	$691,196	$518,029
Net realized gains (losses) from investment, affiliated funds, written options and in-kind transactions	3,061,534	1,735,648	31,937
Change in unrealized appreciation (depreciation) on investments, affiliated funds and written options	3,125,845	(957,398)	329,731
Change in net assets resulting from operations	7,152,520	1,469,446	879,697
Distributions to Shareholders From:
Earnings	(981,366)	(81,324)	(300,623)
Change in net assets from distributions	(981,366)	(81,324)	(300,623)
Capital Transactions:
Proceeds from shares issued	31,900,662	54,105,372	21,345,999
Cost of shares redeemed	(39,114,945)	(24,982,337)	(3,891,927)
Change in net assets from capital transactions	(7,214,283)	29,123,035	17,454,072
Change in net assets	(1,043,129)	30,511,157	18,033,146
Net Assets:
Beginning of period	41,080,282	10,569,125	—
End of period	$40,037,153	$41,080,282	$18,033,146
Share Transactions:
Issued	1,150,000	2,125,000	825,000
Redeemed	(1,425,000)	(975,000)	(150,000)
Change in shares	(275,000)	1,150,000	675,000

(a) Commencement of operations.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 9

Financial Highlights

Goose Hollow Tactical Allocation ETF	Year ended September 30, 2024	Year ended September 30, 2023	November 16, 2021(a) through September 30, 2022
Net Asset Value, Beginning of Period	$25.28	$22.25	$24.63

Net Investment Income (Loss)(b)	0.70	0.55	0.06
Net Realized and Unrealized Gains (Losses) on Investments	4.32 (d)	2.58 (c)	(2.34)
Total from Investment Activities	5.02	3.13	(2.28)

Distributions from Net Investment Income	(0.48)	(0.06)	(0.10)
Distributions from Net Realized Gains on Investments	(0.16)	(0.04)	—
Total Distributions	(0.64)	(0.10)	(0.10)
Net Asset Value, End of Period	$29.66	$25.28	$22.25
Net Assets at End of Period (000’s)	$40,037	$41,080	$10,569

Total Return at NAV(d)(e)	20.07%	14.05%	(9.30)%

Ratio of Net Expenses to Average Net Assets(f)(g)	1.11%	0.89%	0.84%
Ratio of Gross Expenses to Average Net Assets(f)(g)(h)	1.42%	1.39%	3.51%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)(i)	2.58%	2.12%	0.28%
Portfolio Turnover(e)(j)	129%	450%	392%

(a) Commencement of operations.

(b) Calculated using the average shares method.

(c) Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e) Not annualized for periods less than one year.

(f) Annualized for periods less than one year.

(g) Excludes expenses of the investment companies in which the Fund invests.

(h) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(j) Excludes the impact of in-kind transactions.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 10

Financial Highlights (continued)

Goose Hollow Multi-Strategy Income ETF	November 14, 2023(a) through September 30, 2024
Net Asset Value, Beginning of Period	$25.00

Net Investment Income (Loss)(b)	1.08
Net Realized and Unrealized Gains (Losses) on Investments(c)	1.17
Total from Investment Activities	2.25

Distributions from Net Investment Income	(0.53)
Distributions from Net Realized Gains on Investments	—
Total Distributions	(0.53)
Net Asset Value, End of Period	$26.72
Net Assets at End of Period (000’s)	$18,033

Total Return at NAV(d)(e)	9.09%

Ratio of Net Expenses to Average Net Assets(f)(g)	1.00%
Ratio of Gross Expenses to Average Net Assets(f)(g)(h)	1.71%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)(i)	4.72%
Portfolio Turnover(e)(j)	35%

(a) Commencement of operations.

(b) Calculated using the average shares method.

(c) Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e) Not annualized for periods less than one year.

(f) Annualized for periods less than one year.

(g) Excludes expenses of the investment companies in which the Fund invests.

(h) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(j) Excludes the impact of in-kind transactions.

Annual Financial Statements and Other Information | 11

Notes to Financial StatementsSeptember 30, 2024

(1) Organization

Collaborative Investment Series Trust (the “Trust”) was organized on July 26, 2017 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Trust is comprised of several funds and is authorized to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. The accompanying financial statements are those of Goose Hollow Tactical Allocation ETF and Goose Hollow Multi-Strategy Income ETF (each a “Fund” and collectively, the “Funds”). The Funds are diversified actively-managed exchange-traded funds. The Funds’ prospectus provides a description of the Funds’ investment objectives, policies, and strategies. The assets of the Funds are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Goose Hollow Multi-Strategy Income ETF commenced operations on November 14, 2023.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (‘’Cboe’’). Market prices for the Shares may be different from their net asset value (‘’NAV’’). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, currently 25,000 Shares, called Creation Units (‘’Creation Units’’). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Shares of each Fund may only be purchased or redeemed by certain financial institutions (‘’Authorized Participants’’). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Paralel Distributors LLC (the ‘’Distributor’’). Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds.

Annual Financial Statements and Other Information | 12

Notes to Financial Statements (continued)September 30, 2024

The following is a summary of significant policies consistently followed by each Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (‘’GAAP’’). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (‘’FASB’’) Accounting Standards Codification Topic 946 ‘’Financial Services - Investment Companies’’ including Accounting Standards Update 2013-08. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

For the period ended September 30, 2024, Goose Hollow Multi-Strategy Income ETF will be reimbursed $12,977 from the Sub-administrator as a result of an accounting error. This is included as a Receivable due from sub-administrator on the Fund’s Statement of Assets and Liabilities.

A. Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures adopted by the Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. If market quotations are not readily available, securities will be valued at their fair market as determined using the fair value procedures approved by the Board. The Board has delegated the execution of these procedures to the Advisor as fair value designee. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust uses a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below

• Level 1 - Quoted prices in active markets for identical assets that the Funds have the ability to access.

• Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Annual Financial Statements and Other Information | 13

Notes to Financial Statements (continued)September 30, 2024

• Level 3 - Significant unobservable pricing inputs at the measurement date (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Exchange-traded funds (“ETFs”) and preferred stocks traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds and preferred stocks traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Exchange-traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy. Exchange-traded options contracts are valued at the last quoted sales price on the primary exchange for that option as recorded by an approved pricing vendor. If an option is not traded on the valuation date, exchange traded options are valued at the composite price. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

The Funds did not hold any Level 2 or Level 3 investments as of September 30, 2024.

The following table summarizes the Funds’ investments, based on their valuation inputs, as of September 30, 2024, while the breakdown, by category, of investments is disclosed in the Portfolio of Investments for the Funds:

	Level 1	Total Investments
Goose Hollow Tactical Allocation ETF
Common Stock(a)	$3,071,579	$3,071,579
Exchange-Traded Funds	33,756,154	33,756,154
Purchased Option Contracts	7,050	7,050
Preferred Stock	1,307,767	1,307,767
Total Investments	$38,142,550	$38,142,550
Other Financial Instruments(a)
Liabilities
Written Option Contracts	(4,600)	(4,600)
Total Other Financial Instruments	$38,137,950	$38,137,950
Goose Hollow Multi-Strategy Income ETF
Closed-End Funds	3,771,214	3,771,214
Exchange-Traded Funds	12,157,972	12,157,972
Preferred Stocks	1,770,387	1,770,387
Total Investments	$17,699,573	$17,699,573

(a) Please see the Portfolio of Investments for Industry classifications.

Annual Financial Statements and Other Information | 14

Notes to Financial Statements (continued)September 30, 2024

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Securities’ gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends and dividend expense, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by the Funds is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which they invest.

The Funds may own shares of ETFs that may invest in real estate investments trusts (‘’REITs’’) and master limited partnerships (‘’MLPs’’) which report information on the source of their distributions annually. Distributions received from investments in REITs or MLPs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the ETF.

C. Cash

Idle cash may be swept into various interest-bearing overnight demand deposits and is classified as cash on the Statements of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed the United States federally insured limit of $250,000. Amounts swept overnight are available on the next business day.

D. Dividends and Distributions to Shareholders

Distributions are recorded on the ex-dividend date. The Goose Hollow Tactical Allocation ETF intends to distribute to its shareholders net investment income and net realized capital gains, if any, at least annually. The Goose Hollow Multi Strategy Income ETF intends to distribute to its shareholders net investment income and net realized capital gains, if any, at least semi-annually. The amount of dividends from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

Annual Financial Statements and Other Information | 15

Notes to Financial Statements (continued)September 30, 2024

In addition, the Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share.

E. Allocation of Expenses

Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionally among all funds within the Trust in relation to the net assets of each fund or on another reasonable basis.

F. Derivative Instruments:

All open derivative positions at year end are reflected on each Fund’s Portfolio of Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Futures Contracts:

The Funds may enter into futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures and foreign currency risk related to currency futures) and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities as variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The Funds did not hold any futures during the year and did not hold any futures at September 30, 2024.

Options Contracts:

Purchased Options – The Funds pay a premium which is included in “Investments, at value” on the Statements of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset

Annual Financial Statements and Other Information | 16

Notes to Financial Statements (continued)September 30, 2024

against proceeds to determine the realized gain/loss on the transaction. The Funds bear the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options – The Funds receive a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

The gross notional amount of purchased and written options outstanding as of September 30, 2024, and the monthly average notional amount for these contracts for the year ended September 30, 2024 were as follows:

	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Purchased Options:
Goose Hollow Tactical Allocation ETF	$1,600	$4,374
Written Options Contracts:
Goose Hollow Tactical Allocation ETF	(1,550)	(4,081)

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of September 30, 2024:

	Assets	Liabilities
	Investments, at Value for Purchased Options	Written Options, at Value
Equity Risk Exposure
Goose Hollow Tactical Allocation ETF	$7,050	$4,600

Annual Financial Statements and Other Information | 17

Notes to Financial Statements (continued)September 30, 2024

The following is a summary of the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended September 30, 2024:

	Net Realized Gains (Losses) from		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Purchased Options(a)	Written Options	Purchased Options(b)	Written Options
Currency Risk Exposure:
Goose Hollow Tactical Allocation ETF	$(57,747)	$11,002	$ —	$ —
Equity Risk Exposure:
Goose Hollow Tactical Allocation ETF	(131,392)	71,105	(11,584)	26,867
Commodity Rate Risk Exposure:
Goose Hollow Tactical Allocation ETF	(18,249)	6,151	—	—

(a) These are included with realized gains (losses) from investment transactions on the Statements of Operations.

(b) These are included with change in unrealized appreciation (depreciation) on investments on the Statements of Operations.

(3) Investment Advisory and Other Contractual Services

A. Investment Advisory Fees

Goose Hollow Capital Management, LLC (the “Advisor”), serves as the Funds’ investment advisor pursuant to an investment advisory agreement. Subject at all times to the oversight and approval of the Board, the Advisor is responsible for the overall management of the Funds. Each Fund pays the Advisor the management fee, based on a percentage of its average daily net assets, calculated daily and paid monthly.

Management Fee Rate
Goose Hollow Tactical Allocation ETF	0.85%
Goose Hollow Multi-Strategy Income ETF	0.65%

The Advisor has contractually agreed to reduce its fees and to reimburse expenses, at least through January 31, 2025 to ensure that Net Annual Fund Operating Expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) portfolio transaction and other investment-related costs (including brokerage fees and commissions), (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options

Annual Financial Statements and Other Information | 18

Notes to Financial Statements (continued)September 30, 2024

and swap fees and expenses); (v) borrowing costs (such as interest and dividend expenses on securities sold short), (vi) taxes, (vii) other fees related to underlying investments, (such as option fees and expenses or swap fees and expenses); or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Advisor) will not exceed the following:

Expense Cap
Goose Hollow Tactical Allocation ETF	1.85%(a)
Goose Hollow Multi-Strategy Income ETF	1.00%

(a) Prior to June 1, 2024, the expense cap was 0.99%.

Fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and boost the Funds’ performance. This expense imitation agreement may be terminated at any time, by the Board upon sixty days written notice to the Advisor.

As of September 30, 2024, the Advisor may recoup amounts from the Funds as follows:

	Waived/ Reimbursed FY 2022 Expires 09/30/2025	Waived/ Reimbursed FY 2023 Expires 09/30/2026	Waived/ Reimbursed FY 2024 Expires 09/30/2027	Total
Goose Hollow Tactical Allocation ETF	$80,007	$162,149	$91,708(a)	$333,864
Goose Hollow Multi-Strategy Income ETF	—	—	77,799	77,799

(a) The Advisor has voluntarily agreed to waive the amount of the management fee associated with Goose Hollow Tactical Allocation ETF’s affiliated investment in Goose Hollow Multi-Strategy Income ETF and Goose Hollow Enhanced Equity ETF. This amount is shown as “Expenses voluntarily waived by the Advisor” on the Statement of Operations and cannot be recouped by the Advisor in future years.

Annual Financial Statements and Other Information | 19

Notes to Financial Statements (continued)September 30, 2024

Affiliated Transactions:

At September 30, 2024, the following investments are noted as Affiliated Securities in Goose Hollow Tactical Allocation ETF’s Portfolio of Investments:

	Balance at September 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on Sales	Change in Unrealized Appreciation (Depreciation)	Balance at September 30, 2024	Shares as of September 30, 2024	Dividend Income	Capital Gains Distributions
Goose Hollow Tactical Allocation ETF
Goose Hollow Multi-Strategy Income ETF	$—	$3,793,156	$(330,045)	$8,992	$70,406	$3,542,509	132,455	$23,918	$—
Goose Hollow Enhanced Equity ETF	—	4,317,356	(4,439,586)	122,230	—	—	—	18,617	—
Total	$—	$8,110,512	$(4,769,631)	$131,222	$70,406	$3,542,509	132,455	$42,535	$—

B. Administration, Custodian, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. (‘’Citi’’) serves as the sub-administrator, fund accountant, and dividend disbursing agent for the Funds pursuant to a Services Agreement. Citibank, N.A. serves as the custodian and transfer agent of the Funds pursuant to a Global Custodial and Agency Services Agreement.

Collaborative Fund Services LLC (“CFS”) serves as the administrator for the Funds and provides the Funds with various administrative services. For these services, the Funds pay CFS an administrative fee that is the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets.

C. Distribution and Shareholder Services Fees

Effective July 22, 2024, the distributor changed from Foreside Fund Services, LLC to Paralel Distributors LLC. Paralel Distributors LLC is the principal underwriter and distributor for the Funds’ Shares. The Distributor is compensated by the Advisor in accordance with an ETF Distribution Agreement between the Advisor and the Distributor.

D. Compliance Services

Beacon Compliance Consulting provides compliance services to the Trust and receives a monthly fee paid by the Funds for these services.

E. Treasurer Fees

The Treasurer of the Trust receives a fee that is calculated monthly using each Fund’s net assets at month-end and is paid by the Funds on a quarterly basis as previously approved by the Board. During the year ended September 30, 2024, the Funds paid a total of $4,275 to the Treasurer.

Annual Financial Statements and Other Information | 20

Notes to Financial Statements (continued)September 30, 2024

F. General

Certain trustees and officers of the Trust are officers, directors and/or trustees of the above companies and, except for the Treasurer, receive no compensation from the Funds for their services.

(4) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended September 30, 2024 were as follows:

	Purchases	Sales
Goose Hollow Tactical Allocation ETF	$56,257,961	$46,745,454
Goose Hollow Multi-Strategy Income ETF	6,536,759	4,376,481

Purchases and sales of in-kind transactions for the year ended September 30, 2024 were as follows:

	Purchases	Sales
Goose Hollow Tactical Allocation ETF	$19,988,093	$38,391,180
Goose Hollow Multi-Strategy Income ETF	18,977,012	3,792,967

There were no purchases or sales of U.S. government securities during the year ended September 30, 2024.

(5) Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The transaction fees for the Funds are listed below:

	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases(a)
Goose Hollow Tactical Allocation ETF	$250	2.00%
Goose Hollow Multi-Strategy Income ETF	$250	2.00%

(a) As a percentage of the amount invested.

Annual Financial Statements and Other Information | 21

Notes to Financial Statements (continued)September 30, 2024

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable on the Statements of Assets and Liabilities.

As of September 30, 2024, there were no unsettled in-kind capital transactions.

(6) Federal Income Taxes

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed the tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including U.S. federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

As of and during the year ended September 30, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended September 30, 2024, the Funds did not incur any interest or penalties.

As of September 30, 2024, the tax cost of securities, including written options, and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Goose Hollow Tactical Allocation ETF	$36,477,966	$1,793,883	$(133,899)	$1,659,984
Goose Hollow Multi-Strategy Income ETF	17,369,842	387,007	(57,276)	329,731

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to wash sale activity.

The tax character of distributions paid during the fiscal year ended September 30, 2023 and September 30, 2024 were as follows:

	Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Goose Hollow Tactical Allocation ETF
2023	$81,324	$—	$81,324	$81,324
2024	$981,366	$—	$981,366	$981,366

Annual Financial Statements and Other Information | 22

Notes to Financial Statements (continued)September 30, 2024

	Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Goose Hollow Multi-Strategy Income ETF
2024	300,623	—	300,623	300,623

As of September 30, 2024, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributable Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Goose Hollow Tactical Allocation ETF	$912,444	$—	$912,444	$(655,237)	$1,659,984	$1,917,191
Goose Hollow Multi-Strategy Income ETF	219,043	$—	219,043	(32,234)	329,731	516,540

As of September 30, 2024, the following Funds have net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the table below.

	Short Term Amount	Long Term Amount	Total
Goose Hollow Tactical Allocation ETF	$593,601	$61,636	$655,237
Goose Hollow Multi-Strategy Income ETF	32,234	—	32,324

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the fiscal year ended September 30, 2024, the Funds had no deferred losses.

Permanent Tax Differences:

As of September 30, 2024, the following reclassifications were made on the Statement of Assets and Liabilities, relating primarily to excise tax and redemptions in-kind.

	Total Distributable Earnings / (Loss)	Paid-in Capital
Goose Hollow Tactical Allocation ETF	$(3,618,282)	$3,618,282
Goose Hollow Multi-Strategy Income ETF	(62,534)	62,534

Annual Financial Statements and Other Information | 23

Notes to Financial Statements (continued)September 30, 2024

(7) Investment Risks

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in the Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of the Fund’s shares may trade above or below its NAV; (2) an active trading market for the Fund’s shares may not develop or be maintained; or (3) trading of the Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds. The coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

(9) Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of September 30, 2024.

Annual Financial Statements and Other Information | 24

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goose Hollow ETFs and
Board of Trustees of Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Goose Hollow Tactical Allocation ETF and Goose Hollow Multi-Strategy Income ETF (the “Funds”), each a series of Collaborative Investment Series Trust, as of September 30, 2024, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Goose Hollow Tactical Allocation ETF	For the year ended September 30, 2024	For the years ended September 30, 2024 and 2023	For the years ended September 30, 2024 and 2023, and for the period November 16, 2021 (commencement of operations) through September 30, 2022
Goose Hollow Multi- Strategy Income ETF	For the period November 14, 2023 (commencement of operations) through September 30, 2024

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Annual Financial Statements and Other Information | 25

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2022.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 26, 2024

Annual Financial Statements and Other Information | 26

Renewal of Management AgreementSeptember 30, 2024 (Unaudited)

Renewal of the Investment Advisory Agreement with Goose Hollow Capital Management LLC

In connection with the meeting of the Board of Trustees (the “Board”) of Collaborative Investment Series Trust (the “Trust”) held on August 30, 2024 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement between Goose Hollow Capital Management LLC (“GHCM”) and the Trust, with respect to the Goose Hollow Tactical Allocation ETF (the “Fund”). In considering the renewal of the investment advisory agreement, the Board received materials specifically relating to the investment advisory agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the renewal of the investment advisory agreement between GHCM and the Trust. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement on behalf of the Fund and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the renewal of the investment advisory agreement.

Nature, Extent and Quality of Services. The Board noted that GHCM was an investment adviser with $41 million in assets under management as of June 30, 2024. The Board reviewed the background information of the key personnel responsible for the Fund. The Board discussed the services GHCM provided the Fund, which included making investment decisions using macro-economic analysis with a focus on longer-term price changes. The Board noted that GHCM used a third-party firm for its risk management software that monitored position risk using various measures. The Board acknowledged that GHCM conducted daily monitoring and utilized internal investment checklists before making investment decisions as a practice for monitoring compliance. The Board reviewed GHCM’s best execution policy in selecting broker-dealers and noted that GHCM had a management committee that provided oversight of the firm’s brokerage practices. The Board noted that GHCM had no material compliance issues, no SEC or state regulator examination or investigation nor any material litigation or administrative action in the past 36 months. The Board concluded that it expected GHCM to continue to provide satisfactory service to the Fund and its shareholders.

Performance. The Board observed that the Fund outperformed its benchmark index, Bloomberg Cash Index, with a 16.95% return for the 1-year period. The Board remembered that the inception of the Fund occurred in November 2021, so there were no data for the 5-year and 10-year periods. The Board concluded that the Fund’s performance was satisfactory.

Annual Financial Statements and Other Information | 27

Renewal of Management AgreementSeptember 30, 2024 (Unaudited)

Fees and Expenses. The Board noted that the Fund’s advisory fee of 0.85% and net expense ratio of 1.14% were below the averages of its peer group. The Board discussed and considered the Fund’s advisory fee relative to its peer group. The Board concluded that the advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by GHCM and noted that there was a net loss for GHCM with regard to its management of the Fund. After discussion, the Board determined that excessive profitability was not an issue for GHCM at this time.

Economies of Scale. The Board considered whether economies of scale would be realized in connection with the services provided to the Fund by GHCM. The Board discussed GHCM’s position on breakpoints and noted GHCM would continue to monitor the Fund’s asset levels as the Fund continued to grow.

Conclusion. Having requested and received such information from GHCM as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

Annual Financial Statements and Other Information | 28

Additional InformationSeptember 30, 2024 (Unaudited)

OTHER FEDERAL INCOME TAX INFORMATION

During the fiscal year ended September 30, 2024, the Funds declared short-term realized gain distributions in the following amounts:

Short-Term Capital Gains
Goose Hollow Tactical Allocation ETF	$282,242

During the fiscal year ended September 30, 2024, the following percentage of the total ordinary income distributions paid by the Funds qualifies for the distributions received deduction available to corporate shareholders:

Distributions Received Deduction
Goose Hollow Tactical Allocation ETF	2.56%
Goose Hollow Multi-Strategy Income ETF	10.72%

For the fiscal year ended September 30, 2024, distributions paid by the Funds may be subject to a maximum tax rate of 20%, as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 20%. Complete information will be reported in conjunction with your 2024 Form 1099-DIV.

During the fiscal year ended September 30, 2024, the percentage of Qualified Dividend Income is as follows:

Qualified Dividend Income
Goose Hollow Tactical Allocation ETF	5.72%
Goose Hollow Multi-Strategy Income ETF	10.88%

PREMIUM/DISCOUNT INFORMATION

The Funds’ websites at http://www.gham.co and https://ghms.gham.co show the previous day’s closing NAV and closing market price for the Funds’ ETF Shares. The websites also disclose, in the Premium/Discount section, how frequently the Funds’ ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

PROXY VOTING:

Information regarding how the Funds voted proxies related to portfolio securities for the most recent twelve-month period ended June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-898-6447 or referring to the Securities and Exchange Commission’s website at http://www.sec.gov.

Annual Financial Statements
and Other Information

Mindful Conservative ETF (MFUL)

Adaptive Core ETF (RULE)

Mohr Sector Nav ETF (SNAV)

September 30, 2024

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 3

Portfolio of InvestmentsSeptember 30, 2024

Mindful Conservative ETF

Shares		Fair Value ($)
Exchange-Traded Funds — 99.1%
116,131	First Trust Exchange-Traded Fund-First Trust Morningstar Dividend Leaders Index	4,871,696
59,689	Goldman Sachs Access Treasury 0-1 Year ETF	5,986,210
32,247	Invesco Exchange-Traded Fund Trust-Invesco S&P 500 Top 50 ETF	1,532,700
28,524	iShares 0-3 Month Treasury Bond ETF	2,872,937
29,862	iShares 0-5 Year TIPS Bond ETF	3,025,618
32,220	iShares Core Total USD Bond Market ETF	1,518,206
33,246	iShares MSCI USA Min Vol Factor ETF	3,035,692
17,009	iShares TIPS Bond ETF	1,878,984
29,133	PIMCO Active Bond ETF	2,756,273
75,503	SPDR Bloomberg 1-10 Year TIPS ETF	1,430,782
50,905	SPDR Bloomberg 1-3 Month T-Bill ETF	4,673,588
56,951	SPDR Bloomberg Convertible Securities ETF	4,361,877
49,538	SPDR SSgA Income Allocation ETF	1,623,945
85,022	Strategy Shares NASDAQ 7 HANDL ETF	1,891,740
24,465	Vanguard Intermediate-Term Corporate Bond ETF	2,048,944
49,787	WisdomTree Floating Rate Treasury Fund	2,500,303
Total Exchange-Traded Funds (Cost $44,972,768)		46,009,495

Total Investments — 99.1% (Cost $44,972,768)		46,009,495
Other Assets in Excess of Liabilities — 0.9%		435,432
Net Assets — 100.0%		46,444,927

ETF — Exchange-Traded Fund

MSCI — Morgan Stanley Capital International

PIMCO — Pacific Investment Management Company

S&P — Standard and Poor’s

SPDR — Standard & Poor’s Depositary Receipts

SSgA — State Street Global Advisors

TIPS — Treasury Inflation-Protected Security

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 4

Portfolio of InvestmentsSeptember 30, 2024

Adaptive Core ETF

Shares		Fair Value ($)
Common Stocks — 79.2%
Communication Services — 5.3%
1,460	Meta Platforms, Inc., Class A	835,762
903	Netflix, Inc.(a)	640,471
		1,476,233
Consumer Discretionary — 2.2%
4,346	DoorDash, Inc., Class A(a)	620,305
Consumer Staples — 5.1%
867	Costco Wholesale Corp.	768,613
7,980	Walmart, Inc.	644,385
		1,412,998
Financials — 16.2%
2,195	Aon PLC, Class A	759,448
10,078	Bank of New York Mellon Corp. (The)	724,205
7,856	Brown & Brown, Inc.	813,882
435	First Citizens BancShares, Inc., Class A	800,813
5,956	Global Payments, Inc.	610,014
1,581	S&P Global, Inc.	816,776
		4,525,138
Health Care — 17.2%
20,492	Baxter International, Inc.	778,081
6,875	Cardinal Health, Inc.	759,825
1,750	Intuitive Surgical, Inc.(a)	859,723
714	Regeneron Pharmaceuticals, Inc.(a)	750,585
3,041	ResMed, Inc.	742,369
4,312	Veeva Systems, Inc., Class A(a)	904,959
		4,795,542
Industrials — 9.7%
4,094	Builders FirstSource, Inc.(a)	793,663
2,667	Ferguson Enterprises, Inc.	529,586
851	United Rentals, Inc.	689,080
2,641	Verisk Analytics, Inc.	707,683
		2,720,012
Information Technology — 21.0%
1,068	Adobe, Inc.(a)	552,989
2,243	Corpay, Inc.(a)	701,521
7,991	Fortinet, Inc.(a)	619,702
1,192	Intuit, Inc.	740,232
1,645	Microsoft Corp.	707,843

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 5

Portfolio of Investments (continued)September 30, 2024

Adaptive Core ETF

Shares		Fair Value ($)
1,892	Motorola Solutions, Inc.	850,700
3,073	Salesforce Inc.	841,111
948	ServiceNow, Inc.(a)	847,882
		5,861,980
Real Estate — 2.5%
5,891	Iron Mountain, Inc.	700,027
Total Common Stocks (Cost $20,941,523)		22,112,235

Exchange-Traded Funds — 17.1%
12,395	Invesco Exchange-Traded Fund Trust-Invesco S&P 500 Quality ETF	833,812
17,147	Invesco Exchange-Traded Fund Trust-Invesco S&P 500 Top 50 ETF	814,997
2,059	iShares Russell 1000 Growth ETF	772,907
23,231	JPMorgan Ultra-Short Income ETF	1,178,741
12,852	SPDR Bloomberg 1-3 Month T-Bill ETF	1,179,942
Total Exchange-Traded Funds (Cost $4,457,546)		4,780,399

Total Investments — 96.3% (Cost $25,399,069)		26,892,634
Other Assets in Excess of Liabilities — 3.7%		1,023,079
Net Assets — 100.0%		27,915,713

(a) Non-income producing security.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

S&P — Standard and Poor’s

SPDR — Standard & Poor’s Depositary Receipts

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 6

Portfolio of InvestmentsSeptember 30, 2024

Mohr Sector Nav ETF

Shares		Fair Value ($)
Exchange-Traded Funds — 90.3%
44,496	Industrial Select Sector SPDR Fund	6,026,538
95,849	Invesco S&P 500 Equal Weight ETF(a)	17,172,306
135,377	Real Estate Select Sector SPDR Fund	6,047,291
82,244	Schwab U.S. Large-Cap ETF	5,580,255
16,189	SPDR S&P 500 ETF Trust	9,288,601
31,717	SPDR SSGA U.S. Large Cap Low Volatility Index ETF	5,367,468
10,115	Vanguard Consumer Staples ETF	2,209,925
2	Vanguard Financials ETF	220
15,203	Vanguard Large-Cap ETF	4,002,798
13,376	Vanguard Utilities ETF	2,328,093
Total Exchange-Traded Funds (Cost $56,204,238)		58,023,495

Total Investments — 90.3% (Cost $56,204,238)		58,023,495
Other Assets in Excess of Liabilities — 9.7%		6,238,098
Net Assets — 100.0%		64,261,593

(a) As of September 30, 2024, investment is 26.72% of the Fund’s net assets. See Note 8 in the Notes to Financial Statements

ETF — Exchange-Traded Fund

S&P — Standard and Poor’s

SPDR — Standard & Poor’s Depositary Receipts

SSGA — State Street Global Advisors

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 7

Statements of Assets and LiabilitiesSeptember 30, 2024

	Mindful Conservative ETF	Adaptive Core ETF	Mohr Sector Nav ETF
Assets:
Investments, at value (Cost $44,972,768, $25,399,069 and $56,204,238)	$46,009,495	$26,892,634	$58,023,495
Cash	488,484	1,053,022	6,181,812
Dividends and interest receivable	—	9,402	62,105
Receivable for reimbursement of fees from sub-administrator	—	—	41,087
Prepaid expenses and other assets	676	482	736
Total Assets	46,498,655	27,955,540	64,309,235
Liabilities:
Accrued expenses:
Advisory	27,173	16,019	23,371
Administration	4,658	2,746	4,007
Custodian	230	884	250
Fund accounting	13,046	12,659	12,838
Legal and audit	1,877	1,611	1,976
Trustee	1,807	1,200	1,200
Printing	3,625	3,396	2,688
Other	1,312	1,312	1,312
Total Liabilities	53,728	39,827	47,642
Net Assets	$46,444,927	$27,915,713	$64,261,593
Net Assets consist of:
Paid-in Capital	$50,122,132	$39,018,185	$62,155,706
Total Distributable Earnings (Loss)	(3,677,205)	(11,102,472)	2,105,887
Net Assets	$46,444,927	$27,915,713	$64,261,593

Net Assets:	$46,444,927	$27,915,713	$64,261,593
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	2,125,000	1,275,000	2,075,000
Net Asset Value (offering and redemption price per share):	$21.86	$21.89	$30.97

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 8

Statements of OperationsSeptember 30, 2024

	Mindful Conservative ETF	Adaptive Core ETF	Mohr Sector Nav ETF
Investment Income:
Dividend income	2,080,490	422,098	660,107
Total Investment Income	2,080,490	422,098	660,107
Expenses:
Advisory	405,717	273,935	339,623
Administration	69,552	46,960	58,221
Compliance services	9,000	9,000	9,000
Custodian	2,516	4,229	2,044
Fund accounting	79,284	78,904	40,120
Legal and audit	27,608	27,176	26,664
Printing	5,892	5,850	6,789
Treasurer	4,050	2,700	3,300
Trustee	7,807	4,277	5,600
Other	15,557	14,971	15,071
Total Expenses	626,983	468,002	506,432
Total Expenses	626,983	468,002	506,432
Net Investment Income (Loss)	1,453,507	(45,904)	153,675
Realized and Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	573,327	(2,453,021)	1,690,797
Net realized gains (losses) from in-kind transactions	1,347,519	7,188,309	6,281,157
Change in unrealized appreciation (depreciation) on investments	1,802,154	2,260,461	2,425,125
Net Realized and Unrealized Gains (Losses) from Investments:	3,723,000	6,995,749	10,397,079
Change in Net Assets Resulting From Operations	$5,176,507	$6,949,845	$10,550,754

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 9

Statements of Changes in Net AssetsSeptember 30, 2024

	Mindful Conservative ETF		Adaptive Core ETF
	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2024	Year Ended September 30, 2023
From Investment Activities:
Operations:
Net investment income (loss)	$1,453,507	$2,683,131	$(45,904)	$886,317
Net realized gains (losses) from investment and in-kind transactions	1,920,846	(2,223,795)	4,735,288	(2,440,089)
Change in unrealized appreciation (depreciation) on investments	1,802,154	(727,127)	2,260,461	(128,165)
Change in net assets resulting from operations	5,176,507	(267,791)	6,949,845	(1,681,937)
Distributions to Shareholders From:
Earnings	(3,621,537)	(284,819)	(819,624)	(5,848)
Change in net assets from distributions	(3,621,537)	(284,819)	(819,624)	(5,848)
Capital Transactions:
Proceeds from shares issued	16,486,901	31,180,168	35,614,591	21,063,902
Cost of shares redeemed	(53,378,675)	(44,657,428)	(61,230,926)	(41,437,604)
Change in net assets from capital transactions	(36,891,774)	(13,477,260)	(25,616,335)	(20,373,702)
Change in net assets	(35,336,804)	(14,029,870)	(19,486,114)	(22,061,487)
Net Assets:
Beginning of period	81,781,731	95,811,601	47,401,827	69,463,314
End of period	$46,444,927	$81,781,731	$27,915,713	$47,401,827
Share Transactions:
Issued	775,000	1,450,000	1,700,000	1,075,000
Redeemed	(2,500,000)	(2,075,000)	(2,950,000)	(2,125,000)
Change in shares	(1,725,000)	(625,000)	(1,250,000)	(1,050,000)

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 10

Statements of Changes in Net Assets (continued)September 30, 2024 (Unaudited)

	Mohr Sector Nav ETF
	Year Ended September 30, 2024	For the period January 10, 2023(a) through September 30, 2023
From Investment Activities:
Operations:
Net investment income (loss)	$153,675	$184,036
Net realized gains (losses) from investment and in-kind transactions	7,971,954	372,704
Change in unrealized appreciation (depreciation) on investments	2,425,125	(605,868)
Change in net assets resulting from operations	10,550,754	(49,128)
Distributions to Shareholders From:
Earnings	(1,783,040)	—
Change in net assets from distributions	(1,783,040)	—
Capital Transactions:
Proceeds from shares issued	83,766,550	65,916,006
Cost of shares redeemed	(87,096,378)	(7,043,171)
Change in net assets from capital transactions	(3,329,828)	58,872,835
Change in net assets	5,437,886	58,823,707
Net Assets:
Beginning of period	58,823,707	—
End of period	$64,261,593	$58,823,707
Share Transactions:
Issued	2,825,000	2,550,000
Redeemed	(3,025,000)	(275,000)
Change in shares	(200,000)	2,275,000

(a) Commencement of operations.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 11

Financial Highlights

Mindful Conservative ETF	Year Ended September 30, 2024	Year Ended September 30, 2023		November 2, 2021(a) through September 30, 2022
Net Asset Value, Beginning of Period	$21.24	$21.41		$25.00

Net Investment Income (Loss)(b)	0.54	0.63		(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	1.41	(0.74)		(3.50)
Total from Investment Activities	1.95	(0.11)		(3.59)

Distributions from Net Investment Income	(1.33)	(0.06)		—
Distributions from Net Realized Gains on Investments	—	—		—
Total Distributions	(1.33)	(0.06)		—
Net Asset Value, End of Period	$21.86	$21.24		$21.41
Net Assets at End of Period (000’s)	$46,445	$81,782		$95,812

Total Return at NAV(c)(d)	9.47%	(0.49)%		(14.36)%

Ratio of Operating Expenses to Average Net Assets(e)(f)	1.08%	0.96%		1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets(e)(g)	2.51%	2.94%		(0.47)%
Portfolio Turnover(d)(h)	314%	260	%(i)	665%

(a) Commencement of operations.

(b) Calculated using the average shares method.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) Excludes expenses of the investment companies in which the Fund invests.

(g) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(h) Excludes the impact of in-kind transactions.

(i) Portfolio Turnover decreased significantly this year due to the Fund holding higher positions in cash or cash alternatives for a longer period of time than usual due to risk mitigation. As a result, trading activity was reduced dramatically compared to more active periods.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 12

Financial Highlights (continued)

Adaptive Core ETF	Year Ended September 30, 2024	Year Ended September 30, 2023		November 2, 2021(a) through September 30, 2022
Net Asset Value, Beginning of Period	$18.77	$19.43		$25.00

Net Investment Income (Loss)(b)	(0.02)	0.28		(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	3.55	(0.94)		(5.53)
Total from Investment Activities	3.53	(0.66)		(5.57)

Distributions from Net Investment Income	(0.41)	—	(c)	—
Distributions from Net Realized Gains on Investments	—	—		—
Total Distributions	(0.41)	—	(c)	—
Net Asset Value, End of Period	$21.89	$18.77		$19.43
Net Assets at End of Period (000’s)	$27,916	$47,402		$69,463

Total Return at NAV(d)(e)	18.97%	(3.37)%		(22.28)%

Ratio of Operating Expenses to Average Net Assets(f)(g)	1.20%	1.02%		1.09%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)(h)	(0.12)%	1.41%		(0.23)%
Portfolio Turnover(e)(i)	451%	425	%(j)	1,180%

(a) Commencement of operations.

(b) Calculated using the average shares method.

(c) Amount is less than $0.005.

(d) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e) Not annualized for periods less than one year.

(f) Annualized for periods less than one year.

(g) Excludes expenses of the investment companies in which the Fund invests.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(i) Excludes the impact of in-kind transactions.

(j) Portfolio Turnover decreased significantly this year due to the Fund holding higher positions in cash or cash alternatives for a longer period of time than usual due to risk mitigation. As a result, trading activity was reduced dramatically compared to more active periods.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 13

Financial Highlights (continued)

Mohr Sector Nav ETF	Year Ended September 30, 2024	January 10, 2023(a) through September 30, 2023
Net Asset Value, Beginning of Period	$25.86	$25.00

Net Investment Income (Loss)(b)	0.09	0.14
Net Realized and Unrealized Gains (Losses) on Investments(c)	5.92	0.72
Total from Investment Activities	6.01	0.86

Distributions from Net Investment Income	(0.09)	—
Distributions from Net Realized Gains on Investments	(0.81)	—
Total Distributions	(0.90)	—
Net Asset Value, End of Period	$30.97	$25.86
Net Assets at End of Period (000’s)	$64,262	$58,824

Total Return at NAV(d)(e)	23.70%	3.43%

Ratio of Operating Expenses to Average Net Assets(f)(g)	1.04%	1.21%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)(h)	0.32%	0.72%
Portfolio Turnover(e)(i)	523%	537%

(a) Commencement of operations.

(b) Calculated using the average shares method.

(c) Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(d) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e) Not annualized for periods less than one year.

(f) Annualized for periods less than one year.

(g) Excludes expenses of the investment companies in which the Fund invests.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(i) Excludes the impact of in-kind transactions.

Annual Financial Statements and Other Information | 14

Notes to Financial StatementsSeptember 30, 2024

(1) Organization

Collaborative Investment Series Trust (the “Trust”) was organized on July 26, 2017 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Trust is comprised of several funds and is authorized to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. The accompanying financial statements are those of Mindful Conservative ETF, Adaptive Core ETF, and Mohr Sector Nav ETF (each a “Fund” and collectively, the “Funds”). The Funds are diversified actively-managed exchange-traded funds. The Funds’ prospectus provides a description of the Funds’ investment objectives, policies, and strategies. The assets of the Funds are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the Shares may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, currently 25,000 Shares, called Creation Units (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Shares of each Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Paralel Distributors LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in

Annual Financial Statements and Other Information | 15

Notes to Financial Statements (continued)September 30, 2024

the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards Update 2013-08. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

For the year ended September 30, 2024, Mohr Sector Nav ETF will be reimbursed $41,087 from Citi (the “sub-administrator”) as a result of a NAV error. This is included as Receivable due from sub-administrator on the Fund’s Statement of Assets and Liabilities.

A. Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures adopted by the Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. If market quotations are not readily available, securities will be valued at their fair market as determined using the fair value procedures approved by the Board. The Board has delegated the execution of these procedures to the Advisor as fair value designee. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust uses a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

• Level 1 - Quoted prices in active markets for identical assets that the Funds have the ability to access.

Annual Financial Statements and Other Information | 16

Notes to Financial Statements (continued)September 30, 2024

• Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 - Significant unobservable pricing inputs at the measurement date (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Common stocks and exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

The Funds did not hold any Level 2 or Level 3 investments as of September 30, 2024.

The following table summarizes the Funds’ investments, based on their valuation inputs, as of September 30, 2024, while the breakdown, by category, of investments is disclosed in the Portfolio of Investments for the Funds:

	Level 1	Total Investments
Mindful Conservative ETF
Exchange-Traded Funds	$46,009,495	$46,009,495
Total Investments	$46,009,495	$46,009,495

Adaptive Core ETF
Common Stocks(a)	$22,112,235	$22,112,235
Exchange-Traded Funds	4,780,399	4,780,399
Total Investments	$26,892,634	$26,892,634

Mohr Sector Nav ETF
Exchange-Traded Funds	$58,023,495	$58,023,495
Total Investments	$58,023,495	$58,023,495

(a) Please see the Portfolio of Investments for industry classifications.

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Securities’ gains and losses

Annual Financial Statements and Other Information | 17

Notes to Financial Statements (continued)September 30, 2024

are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends and dividend expense, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by the Funds is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

The Funds may own shares of ETFs that may invest in real estate investments trusts (‘’REITs’’) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the ETF.

C. Cash

Idle cash may be swept into various interest-bearing overnight demand deposits and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed the United States federally insured limit of $250,000. Amounts swept overnight are available on the next business day.

D. Dividends and Distributions to Shareholders

Distributions are recorded on the ex-dividend date. The Funds intend to distribute to their shareholders net investment income, if any, at least quarterly and net realized capital gains, if any, at least annually. The amount of dividends from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

In addition, the Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share.

E. Allocation of Expenses

Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionally among all funds within the Trust in relation to the net assets of each fund or on another reasonable basis.

Annual Financial Statements and Other Information | 18

Notes to Financial Statements (continued)September 30, 2024

(3) Investment Advisory and Other Contractual Services

A. Investment Advisory Fees

The Advisor serves as the Funds’ investment advisor pursuant to investment advisory agreements. Subject at all times to the oversight and approval of the Board, the Advisor is responsible for the overall management of the Funds. The Funds pay the Advisor a management fee of 0.70% of each Fund’s average daily net assets, calculated daily and paid monthly.

Tuttle Capital Management, LLC (“Tuttle”) served as subadvisor for the Funds until October 31, 2023, and was paid for its services directly by the Advisor, not the Funds. Tuttle’s contractual fee was 0.10% of each Fund’s average daily net assets. Effective November 1, 2023, the Advisor assumed all sub-advisor duties for the Funds.

B. Administration, Custodian, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. (“Citi”) serves as the sub-administrator, fund accountant, and dividend disbursing agent for the Funds pursuant to a Services Agreement. Citibank, N.A. serves as the custodian and transfer agent of the Funds pursuant to a Global Custodial and Agency Services Agreement.

Collaborative Fund Services LLC (“CFS”) serves as the administrator for the Funds and provides the Funds with various administrative services. For these services, the Funds pay CFS an administrative fee that is the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets.

C. Distribution and Shareholder Services Fees

Effective July 22, 2024, the distributor changed from Foreside Fund Services, LLC to Paralel Distributors LLC. Paralel Distributors LLC is the principal underwriter and distributor for the Funds’ Shares. The Distributor is compensated by the Advisor in accordance with an ETF Distribution Agreement between the Advisor and the Distributor.

D. Compliance Services

Beacon Compliance Consulting provides compliance services to the Trust and receives a monthly fee paid by the Funds for these services.

E. Treasurer Fees

The Treasurer of the Trust receives a fee that is calculated monthly using each Fund’s net assets at month-end and is paid by the Funds on a quarterly basis as previously approved by the Board. During the year ended September 30, 2024, the Funds paid a total of $10,025 to the Treasurer.

Annual Financial Statements and Other Information | 19

Notes to Financial Statements (continued)September 30, 2024

F. General

Certain trustees and officers of the Trust are officers, directors and/or trustees of the above companies and, except for the Treasurer, receive no compensation from the Funds for their services.

(4) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended September 30, 2024 were as follows:

	Purchases	Sales
Mindful Conservative ETF	$195,102,791	$162,636,113
Adaptive Core ETF	172,415,810	168,119,750
Mohr Sector Nav ETF	261,257,964	242,299,589

Purchases and sales of in-kind transactions for the year ended September 30, 2024 were as follows:

	Purchases	Sales
Mindful Conservative ETF	$16,084,010	$51,967,777
Adaptive Core ETF	34,131,903	63,599,237
Mohr Sector Nav ETF	80,070,020	88,615,617

There were no purchases or sales of U.S. government securities during the year ended September 30, 2024.

(5) Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The transaction fees for each Fund are listed below:

	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases(a)
Mindful Conservative ETF	$250	2.00%
Adaptive Core ETF	$250	2.00%
Mohr Sector NAV ETF	$250	2.00%

(a) As a percentage of the amount invested.

Annual Financial Statements and Other Information | 20

Notes to Financial Statements (continued)September 30, 2024

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable on the Statements of Assets and Liabilities. As of September 30, 2024, there were no unsettled in-kind capital transactions.

(6) Federal Income Taxes

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed the tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including U.S. federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

As of and during the year ended September 30, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended September 30, 2024, the Funds did not incur any interest or penalties.

As of September 30, 2024, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mindful Conservative ETF	$44,996,923	$1,044,907	$(32,335)	$1,012,572
Adaptive Core ETF	25,399,711	1,680,815	(187,892)	1,492,923
Mohr Sector Nav ETF	56,209,671	1,819,257	(5,433)	1,813,824

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to wash sale activity.

Annual Financial Statements and Other Information | 21

Notes to Financial Statements (continued)September 30, 2024

The tax character of distributions paid during the fiscal year ended September 30, 2023 and September 30, 2024 were as follows:

	Distributions Paid From
	Ordinary Income	Net Capital Gains	Total Taxable Distributions	Total Distributions Paid
Mindful Conservative ETF
2023	$284,819	$—	$284,819	$284,819
2024	3,621,537	—	3,621,537	3,621,537
Adaptive Core ETF
2023	5,848	—	5,848	5,848
2024	819,624	—	819,624	819,624
Mohr Sector Nav ETF
2023	—	—	—	—
2024	1,783,040	—	1,783,040	1,783,040

As of September 30, 2024, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributable Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Losses)
Mindful Conservative ETF	$69,836	$—	$69,836	$(4,759,613)	$1,012,572	$(3,677,205)
Adaptive Core ETF	—	—	—	(12,595,395)	1,492,923	(11,102,472)
Mohr Sector Nav ETF	292,063	—	292,063	—	1,813,824	2,105,887

As of September 30, 2024, the following Funds have net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the table below.

	Short Term Amount	Long Term Amount	Total
Mindful Conservative ETF	$4,738,094	$21,519	$4,759,613
Adaptive Core ETF	12,557,123	—	12,557,123

During the tax year ended September 30, 2024, the following Fund utilized capital loss carryforwards:

Capital Loss Carryforward Used
Mindful Conservative ETF	$199,949

Annual Financial Statements and Other Information | 22

Notes to Financial Statements (continued)September 30, 2024

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year.

As of the fiscal year ended September 30, 2024, the Funds deferred losses are as follows:

	Late Year Ordinary Loss Deferred	Total
Adaptive Core ETF	$38,272	$38,272

Permanent Tax Differences:

As of September 30, 2024, the following reclassifications were made on the Statement of Assets and Liabilities, relating primarily to redemptions in-kind:

	Total Distributable Earnings/(Loss)	Paid in Capital
Mindful Conservative ETF	$(1,125,899)	$1,125,899
Adaptive Core ETF	(7,124,428)	7,124,428
Mohr Sector Nav ETF	(6,355,170)	6,355,170

(7) Investment Risks

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in the Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks; (1) the market price of the Fund’s shares may trade above or below its NAV; (2) an active trading market for the Fund’s shares may not develop or be maintained; or (3) trading of the Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, may result in market volatility

Annual Financial Statements and Other Information | 23

Notes to Financial Statements (continued)September 30, 2024

and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

(8) Concentration of Investments

As of September 30, 2024, the Mohr Sector Nav ETF’s investment in the Invesco S&P 500 Equal Weight ETF represented 26.72% of the Fund’s net assets. The financial statements of the Invesco S&P 500 Equal Weight ETF can be found by accessing the fund’s website at http://www.invesco.com.

(9) Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of September 30, 2024.

Annual Financial Statements and Other Information | 24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Mohr Funds and
Board of Trustees of Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Mindful Conservative ETF, Adaptive Core ETF and Mohr Sector Nav ETF (the “Funds”), each a series of Collaborative Investment Series Trust, as of September 30, 2024, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Mindful Conservative ETF and Adaptive Core ETF	For the year ended September 30, 2024	For the years ended September 30, 2024 and 2023	For the years ended September 30, 2024 and 2023, and for the period November 2, 2021 (commencement of operations) through September 30, 2022
Mohr Sector Nav ETF	For the year ended September 30, 2024	For the year ended September 30, 2024, and for the period January 10, 2023 (commencement of operations) through September 30, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Annual Financial Statements and Other Information | 25

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2022.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 26, 2024

Annual Financial Statements and Other Information | 26

Renewal of Management AgreementSeptember 30, 2024 (Unaudited)

Renewal of the Investment Advisory Agreement with Retireful, LLC (Adaptive Core ETF, Mindful Conservative ETF and Mohr Sector Nav ETF)

In connection with the meeting of the Board of Trustees (the “Board”) of Collaborative Investment Series Trust (the “Trust”) held on August 23, 2024 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreements between Retireful, LLC d/b/a Mohr Capital Management (“Retireful”) and the Trust, with respect to the Adaptive Core ETF, Mindful Conservative ETF and Mohr Sector Nav ETF (each a “Fund” and collectively, the “Funds”). In considering the renewal of the investment advisory agreements, the Board received materials specifically relating to the investment advisory agreements.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the renewal of the investment advisory agreements between Retireful and the Trust. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the investment advisory agreements on behalf of the Funds and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the renewal of the investment advisory agreements.

Nature, Extent and Quality of Services. The Board noted that Retireful had approximately $383,450,000 in assets under management as of June 30, 2024. The Board reviewed the business experience of the key personnel servicing the Funds. The Board reviewed the investment advisory services provided by Retireful, including selection of investments, placing trades, monitoring best execution, and monitoring compliance. The Board noted that Retireful utilized an order management system and various reports to monitor compliance with each Fund’s investment limitations. The Board observed that Retireful selected broker-dealers for portfolio transactions in accordance with its best execution policies and procedures. The Board discussed the two ongoing SEC examinations of Retireful. The Board noted that Retireful did not report any material compliance issues, any material litigation nor administrative action. The Board concluded that it expected Retireful to continue to provide satisfactory service to the Funds and their shareholders.

Performance.

Adaptive Core ETF. The Board observed that the Fund underperformed its benchmark, the S&P 500 Index, for the 1-year period ended June 30, 2024 and since inception. The Board acknowledged Retireful’s assertion that the 1-year period underperformance could be attributed to the Fund having a

Annual Financial Statements and Other Information | 27

Renewal of Management Agreement (continued)September 30, 2024 (Unaudited)

more value-oriented constituency and not having concentration in the top technology stocks. The Board further acknowledged Retireful’s explanation that the underperformance since inception could be attributed to the Fund’s shorter time frame and a period of being overly defensive as the market rallied. The Board concluded that the Fund’s performance was acceptable and agreed to continue to monitor performance.

Mindful Conservative ETF. The Board noted that the Fund underperformed its benchmark, the Dow Jones U.S. Moderately Conservative Portfolio Index, for the 1-year period ended June 30, 2024. The Board observed Retireful’s explanation that the Fund’s underperformance could be attributed to the benchmark’s greater weighting in equities and its higher risk profile. The Board concluded that the Fund’s performance was acceptable and agreed to continue to monitor performance.

Mohr Sector Nav ETF. The Board observed that the Fund outperformed its benchmark, the Invesco S&P 500 Equal Weight Index ETF, for the 1-year period ended June 30, 2024 and since inception period. The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses.

Adaptive Core ETF. The Board observed that the advisory fee with respect to the Fund of 0.70% and the net expense ratio of 1.17% as of June 30, 2024 were below the averages of the peer group identified by Retireful. The Board concluded that the advisory fee was not unreasonable.

Mindful Conservative ETF. The Board observed that the advisory fee with respect to the Fund of 0.70% and net expense ratio of 1.07% as of June 30, 2024 were below the averages of its peer group selected by Retireful. The Board concluded that the advisory fee was not unreasonable.

Mohr Sector Nav ETF. The Board observed that the advisory fee with respect to the Fund of 0.70% was in line with the average advisory fee of the Fund’s peer group selected by Retireful. The Board further observed that the Fund’s net expense ratio of 1.30% as of June 30, 2024 was below the average of its peer group. The Board concluded that the advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by Retireful and noted that there was a modest profit for Retireful with regard to its management of each Fund. After discussion, the Board determined that excessive profitability was not an issue for Retireful at this time.

Economies of Scale. The Board considered whether economies of scale would be realized in connection with the services provided to the Fund by Retireful. The Board noted that the current fee schedule did not currently provide breakpoints, but that Retireful indicated it was amenable to the discussion of adding breakpoints as the Funds’ assets experienced growth.

Annual Financial Statements and Other Information | 28

Renewal of Management Agreement (continued)September 30, 2024 (Unaudited)

Conclusion. Having requested and received such information from Retireful as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreements, and as assisted by the advice of independent counsel, the Board determined that approval of the renewal of the investment advisory agreements were in the best interests of the Funds and their shareholders.

Annual Financial Statements and Other Information | 29

Additional InformationSeptember 30, 2024 (Unaudited)

OTHER FEDERAL INCOME TAX INFORMATION

During the fiscal year or period ended September 30, 2024, the Funds declared short-term realized gain distributions in the following amounts:

Short-Term Capital Gains
Mohr Sector Nav ETF	$1,848,210

During the fiscal year or period ended September 30, 2024, the following percentage of the total ordinary income distributions paid by a Fund qualifies for the distributions received deduction available to corporate shareholders:

Distributions Received Deduction
Mindful Conservative ETF	8.65%
Adaptive Core ETF	12.05%
Mohr Sector NAV	9.47%

For the fiscal year or period ended September 30, 2024, distributions paid by the Funds may be subject to a maximum tax rate of 20%, as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 20%. Complete information will be reported in conjunction with your 2024 Form 1099-DIV.

During the fiscal year or period ended September 30, 2024, the percentage of Qualified Dividend Income is as follows:

Qualified Dividend Income
Mindful Conservative ETF	8.60%
Adaptive Core ETF	10.40%
Mohr Sector NAV	13.09%

PREMIUM/DISCOUNT INFORMATION

The Funds’ website at http://www.mohrfunds.com shows the previous day’s closing NAV and closing market price for a Fund’s ETF Shares. The website also discloses, in the Premium/Discount section, how frequently the Funds’ ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

PROXY VOTING

Information regarding how the Funds voted proxies related to portfolio securities for the most recent twelve-month period ended June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-464-6608 or referring to the Securities and Exchange Commission’s website at http://www.sec.gov.

Annual Financial Statements and Other Information

Rareview Dynamic Fixed Income ETF (RDFI)

Rareview Tax Advantaged Income ETF (RTAI)

Rareview Systematic Equity ETF (RSEE)

Rareview Total Return Bond ETF (RTRE)

September 30, 2024

TABLE OF CONTENTS

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 3

Portfolio of InvestmentsSeptember 30, 2024

Rareview Dynamic Fixed Income ETF

Shares		Fair Value ($)

Closed-End Funds — 83.1%
130,065	Aberdeen Asia-Pacific Income Fund, Inc.	2,263,131
217,668	Allspring Income Opportunities Fund	1,551,973
72,762	Allspring Multi-Sector Income Fund	697,060
141,642	BlackRock Credit Allocation Income Trust	1,597,722
93,461	BlackRock Municipal Income Trust II	1,052,371
67,841	BlackRock MuniYield Fund, Inc.	775,423
100,798	Brookfield Real Assets Income Fund, Inc.	1,380,933
73,810	Eaton Vance, Ltd. Duration Income Fund	775,743
138,559	First Trust Intermediate Duration Preferred & Income Fund	2,706,057
173,463	Franklin, Ltd. Duration Income Trust	1,156,998
70,889	Invesco Municipal Opportunity Trust	728,030
77,731	Invesco Municipal Trust	797,520
96,192	Invesco Quality Municipal Income Trust	1,004,244
12,229	Invesco Value Municipal Income Trust	157,510
617,542	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	3,112,412
159,399	Nuveen AMT-Free Municipal Credit Income Fund	2,134,353
97,133	Nuveen AMT-Free Quality Municipal Income Fund	1,162,682
156,785	Nuveen Municipal Credit Income Fund	2,053,883
131,504	Nuveen Quality Municipal Income Fund	1,628,020
170,733	Nuveen Variable Rate Preferred & Income Fund	3,233,683
56,116	PGIM Global High Yield Fund, Inc.	717,162
102,328	PGIM Short Duration High Yield Opportunities Fund	1,710,924
103,645	PIMCO Dynamic Income Strategy Fund	2,444,986
388,956	Templeton Emerging Markets Income Fund	2,267,613
339,358	Western Asset Emerging Markets Debt Fund, Inc.	3,454,664
179,106	Western Asset High Income Fund II, Inc.	807,768

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 4

Portfolio of Investments (continued)September 30, 2024

Rareview Dynamic Fixed Income ETF

Shares		Fair Value ($)
619,406	Western Asset High Income Opportunity Fund, Inc.	2,508,594
102,887	Western Asset Managed Municipals Fund, Inc.	1,115,295
Total Closed-End Funds (Cost $41,578,530)		44,996,754

Common Stock — 3.9%
Financials — 3.9%
105,050	Annaly Capital Management, Inc.	2,108,353
Total Common Stock (Cost $2,090,517)		2,108,353

Exchange-Traded Funds — 9.4%
30,302	First Trust Emerging Markets Local Currency Bond ETF	878,152
22,827	iShares iBoxx $ Investment Grade Corporate Bond ETF	2,578,995
19,808	PIMCO 25+ Year Zero Coupon U.S. Treasury Index ETF	1,632,575
Total Exchange-Traded Funds (Cost $4,959,829)		5,089,722

Purchased Options Contracts — 0.4%(a)
Total Purchased Options Contracts (Cost $233,586)		194,838

Total Investments — 96.8% (Cost $48,862,462)		52,389,667
Other Assets in Excess of Liabilities — 3.2%		1,725,328
Net Assets — 100.0%		54,114,995

(a) See Portfolio of Purchased Options Contracts.

AMT — Alternative Minimum Tax

ETF — Exchange-Traded Fund

PIMCO — Pacific Investment Management Company

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 5

Portfolio of Investments (continued)September 30, 2024

Rareview Dynamic Fixed Income ETF

Written Options Contacts

Exchange-traded options on futures contracts written as of September 30, 2024 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)($)(a)	Premiums Received ($)	Strike Price ($)	Expiration Date	Value ($)
3 Month SOFR Options	Call	1,417	341,851	68,727	96.50	10/10/24	(17,713)
(Total Premiums Received $68,727)							(17,713)

Purchased Options Contracts

Exchange-traded options on futures contracts purchased as of September 30, 2024 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)($)(a)	Cost ($)	Strike Price ($)	Expiration Date	Value ($)
3 Month SOFR Options	Call	1,417	340,080	233,586	96.00	10/10/24	194,838
(Total Cost $233,586) — 0.4%				233,586			194,838

(a) Notional amount is expressed as the number of contracts multiplied by contract size multiplied by the strike price of the underlying asset.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 6

Portfolio of InvestmentsSeptember 30, 2024

Rareview Tax Advantaged Income ETF

Shares		Fair Value ($)

Closed-End Funds — 98.9%
141,755	BlackRock Municipal Income Trust II	1,596,161
71,205	BlackRock MuniYield Fund, Inc.	813,873
85,055	Invesco Municipal Opportunity Trust	873,515
168,606	Invesco Municipal Trust	1,729,898
171,780	Invesco Quality Municipal Income Trust	1,793,383
131,388	Invesco Value Municipal Income Trust	1,692,278
222,545	Nuveen AMT-Free Municipal Credit Income Fund	2,979,878
119,323	Nuveen AMT-Free Quality Municipal Income Fund	1,428,296
226,260	Nuveen Municipal Credit Income Fund	2,964,006
218,737	Nuveen Quality Municipal Income Fund	2,707,964
204,992	Western Asset Managed Municipals Fund, Inc.	2,222,113
Total Closed-End Funds (Cost $19,727,796)		20,801,365

Total Investments — 98.9% (Cost $19,727,796)		20,801,365
Other Assets in Excess of Liabilities — 1.1%		224,521
Net Assets — 100.0%		21,025,886

AMT — Alternative Minimum Tax

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 7

Portfolio of InvestmentsSeptember 30, 2024

Rareview Systematic Equity ETF

Shares		Fair Value ($)

Exchange-Traded Funds — 86.7%
17,072	Invesco QQQ Trust Series 1	8,332,331
203,585	U.S. Treasury 3 Month Bill ETF	10,187,393
194,373	Vanguard FTSE Developed Markets ETF	10,264,838
90,542	Vanguard FTSE Emerging Markets ETF	4,332,435
27,322	Vanguard S&P 500 ETF	14,417,000
17,377	Vanguard Small-Cap ETF	4,121,998
Total Exchange-Traded Funds (Cost $43,753,624)		51,655,995

Total Investments — 86.7% (Cost $43,753,624)		51,655,995
Other Assets in Excess of Liabilities — 13.3%		7,942,979
Net Assets — 100.0%		59,598,974

ETF — Exchange-Traded Fund

FTSE — Financial Times Stock Exchange

S&P — Standard and Poor’s

Futures Contracts

At September 30, 2024, the Fund’s open futures contracts were as follows:

Futures Contracts Purchased

Description	Number of Contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-mini Future	44	12/19/24	12,520,069	12,791,350	271,281
Mini MSCI Emerging Markets Index Future	65	12/19/24	3,574,086	3,811,275	237,189
NASDAQ 100 E-mini Future	18	12/19/24	7,112,391	7,294,050	181,659
Mini MSCI EAFE Index Future	73	12/19/24	8,921,394	9,080,470	159,076
Russell 2000 Mini Index Future	32	12/19/24	3,530,540	3,598,720	68,180
					917,385

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 8

Portfolio of InvestmentsSeptember 30, 2024

Rareview Total Return Bond ETF

Face Amount ($)		Fair Value ($)

Asset-Backed Securities — 2.1%
60,000	Carmax Auto Owner Trust, Series 2022-3 4.98%, 02/15/2028	60,284
100,000	Dell Equipment Finance Trust, Series 2023-3 5.93%, 04/23/2029	101,620
100,000	Ford Credit Auto Owner Trust, Series 2024-A 5.09%, 12/15/2028	101,839
75,000	MetroNet Infrastructure Issuer LLC, Series 2023-1A 6.56%, 04/20/2053	77,914
165,000	Verizon Master Trust, Series 2024-3 5.34%, 04/22/2030	169,608
Total Asset-Backed Securities (Cost $502,846)		511,265

Collateralized Mortgage Obligations — 9.6%
89,808	Angel Oak Mortgage Trust, Series 2021-7 1.98%, 10/25/2066	78,368
50,000	BANK, Series 2024-BNK47 6.83%, 06/15/2057	52,626
100,000	BANK, Series 2019-BN22 2.98%, 11/15/2062	92,384
244,530	BBCMS Mortgage Trust, Series 2024-C24 5.23%, 02/15/2057	247,421
100,000	Benchmark Mortgage Trust, Series 2024-V6 6.38%, 03/15/2029	105,069
65,000	Benchmark Mortgage Trust, Series 2020-B20 2.53%, 10/15/2053	52,241
100,000	Benchmark Mortgage Trust, Series 2024-V7 6.53%, 05/15/2056	105,802
127,000	Benchmark Mortgage Trust, Series 2024-V7 6.23%, 05/15/2056	135,488
100,000	BMO Mortgage Trust, Series 2024-C9 6.76%, 07/15/2057	106,176
100,000	CCUBS Commercial Mortgage Trust, Series 2017-C1 3.28%, 11/15/2050	96,457
135,000	CSAIL Commercial Mortgage Trust, Series 2018-C14 4.42%, 11/15/2051	133,011
100,000	Federal Home Loan Mortgage Corporation, Series KG02 2.41%, 08/25/2029	93,264
100,000	Federal Home Loan Mortgage Corporation, Series K-158 4.05%, 07/25/2033	99,053
75,790	Flagstar Mortgage Trust, Series 2021-4 2.50%, 06/01/2051	67,351

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 9

Portfolio of Investments (continued)September 30, 2024

Rareview Total Return Bond ETF

Face Amount ($)		Fair Value ($)
57,512	JP Morgan Mortgage Trust, Series 2021-4 5.00%, 08/25/2051	52,876
81,631	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25 3.67%, 11/15/2047	81,405
145,000	MED Commercial Mortgage Trust, Series 2024-MOB 6.69%, 05/15/2041	144,456
122,250	Mello Mortgage Capital Acceptance, Series 2021-INV2 2.50%, 08/25/2051	109,225
100,000	Morgan Stanley Capital I Trust, Series 2019-L2 4.07%, 03/15/2052	97,236
73,460	PRMI Securitization Trust, Series 2021-1 2.00%, 04/25/2051	63,895
127,751	Wells Fargo Mortgage Backed Securities Trust, Series 2021-2 2.50%, 06/25/2051	114,445
80,503	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2 2.50%, 12/25/2051	67,651
146,500	Wells Fargo Mortgage Backed Securities Trust, Series 2022-INV1 3.00%, 03/25/2052	133,726
Total Collateralized Mortgage Obligations (Cost $2,277,414)		2,329,626

Corporate Bonds — 28.2%
246,000	Appalachian Power Co., 5.65%, 04/01/2034	258,676
55,000	AthenaHealth Group, Inc., 6.50%, 02/15/2030	52,832
254,000	Bank of America Corp., 5.47%, 01/23/2035	267,107
242,000	Boeing Co. (The), 6.13%, 02/15/2033	253,903
54,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.38%, 03/01/2031	55,289
241,000	Celanese U.S. Holdings LLC, 6.38%, 07/15/2032	257,657
255,000	Citigroup, Inc., 4.91%, 05/24/2033	257,031
244,000	Dell International LLC/EMC Corp., 5.40%, 04/15/2034	254,616
53,000	DIRECTV Financing LLC, 8.88%, 02/01/2030	53,315
243,000	Eastman Chemical Co., 5.63%, 02/20/2034	253,722
262,000	EQT Corp., 5.75%, 02/01/2034	269,231
242,000	General Motors Financial Co., Inc., 6.10%, 01/07/2034	252,041
278,000	Goldman Sachs Group, Inc. (The), 4.41%, 04/23/2039	262,086
302,000	GXO Logistics, Inc., 2.65%, 07/15/2031	257,588

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 10

Portfolio of Investments (continued)September 30, 2024

Rareview Total Return Bond ETF

Face Amount ($)		Fair Value ($)
243,000	HCA, Inc., 5.60%, 04/01/2034	253,217
91,000	Intel Corp., 5.15%, 02/21/2034	91,943
240,000	Interstate Power and Light Co., 5.70%, 10/15/2033	255,351
347,000	JPMorgan Chase & Co., 3.11%, 04/22/2041	279,446
251,000	Morgan Stanley, 5.47%, 01/18/2035	262,443
52,000	Newell Brands, Inc., 5.70%, 04/01/2026	52,128
240,000	Ovintiv, Inc., 6.25%, 07/15/2033	253,969
236,000	Patterson-UTI Energy, Inc., 7.15%, 10/01/2033	254,126
53,000	Permian Resources Operating LLC, 7.00%, 01/15/2032	55,138
245,000	Philip Morris International, Inc., 5.25%, 02/13/2034	254,436
272,000	Pilgrim’s Pride Corp., 4.25%, 04/15/2031	258,481
54,000	Post Holdings, Inc., 5.50%, 12/15/2029	53,608
244,000	Radian Group, Inc., 6.20%, 05/15/2029	254,943
53,000	Southwestern Energy Co., 5.38%, 03/15/2030	52,839
246,000	State Street Corp., 5.16%, 05/18/2034	255,886
61,000	TEGNA, Inc., 5.00%, 09/15/2029	58,099
48,000	Tenet Healthcare Corp., 5.13%, 11/01/2027	47,819
243,000	Tyson Foods, Inc., 5.70%, 03/15/2034	256,043
244,000	U.S. Bancorp, 5.68%, 01/23/2035	258,640
64,000	Univision Communications, Inc., 6.63%, 06/01/2027	64,079
255,000	Wells Fargo & Co., 5.61%, 01/15/2044	263,504
Total Corporate Bonds (Cost $6,613,520)		6,841,232

Municipal Bonds — 0.9%
55,000	California Municipal Finance Authority (COP), Series B 6.77%, 11/01/2032	59,752
20,000	City of Dallas (GO), 5.61%, 02/15/2030	21,349
55,000	County of Miami-Dade Transit System (RB), Series B 5.53%, 07/01/2032	57,322
35,000	Metropolitan Transportation Authority (RB), 6.65%, 11/15/2039	38,936
47,059	State of Illinois (GO), 5.10%, 06/01/2033	47,798
Total Municipal Bonds (Cost $221,430)		225,157

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 11

Portfolio of Investments (continued)September 30, 2024

Rareview Total Return Bond ETF

Face Amount ($)		Fair Value ($)

Treasury Bill — 4.9%
1,195,000	United States Treasury Bill, 5.06%, 12/5/2024(b)	1,185,243
Total Treasury Bill (Cost $1,184,331)		1,185,243

Treasury Notes — 13.0%
262,000	United States Treasury Note/Bond, 4.50%, 03/31/2026	264,763
116,000	United States Treasury Note/Bond, 3.75%, 08/15/2027	116,553
786,000	United States Treasury Note/Bond, 4.00%, 07/31/2029	800,922
515,000	United States Treasury Note/Bond, 4.13%, 07/31/2031	529,404
1,134,000	United States Treasury Note/Bond, 3.88%, 08/15/2034	1,141,973
300,000	United States Treasury Note/Bond, 4.25%, 02/15/2054	305,719
Total Treasury Notes (Cost $3,133,078)		3,159,334

U.S. Government Agency Mortgages — 31.9%
75,000	Federal Farm Credit Banks Funding Corp., 6.28%, 05/24/2044	75,133
105,000	Federal Home Loan Banks, 5.15%, 11/26/2027	106,132
39,000	Federal Home Loan Mortgage Corporation, 5.25%, 05/23/2029	39,009
174,851	Federal Home Loan Mortgage Corporation, 3.00%, 02/01/2050	161,285
357,270	Federal Home Loan Mortgage Corporation, 2.50%, 09/01/2051	308,463
420,088	Federal Home Loan Mortgage Corporation, 2.50%, 10/01/2051	362,700
245,803	Federal Home Loan Mortgage Corporation, 2.00%, 01/01/2052	203,616
503,889	Federal Home Loan Mortgage Corporation, 2.50%, 04/01/2052	438,549
422,342	Federal Home Loan Mortgage Corporation, 3.00%, 05/01/2052	379,733
810,990	Federal Home Loan Mortgage Corporation, 3.00%, 05/01/2052	728,049
444,294	Federal Home Loan Mortgage Corporation, 2.50%, 05/01/2052	389,345

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 12

Portfolio of Investments (continued)September 30, 2024

Rareview Total Return Bond ETF

Face Amount ($)		Fair Value ($)
263,625	Federal Home Loan Mortgage Corporation, 3.00%, 06/01/2052	236,981
161,054	Federal Home Loan Mortgage Corporation, 3.50%, 08/01/2052	149,974
255,404	Federal Home Loan Mortgage Corporation, 4.00%, 08/01/2052	245,414
378,507	Federal Home Loan Mortgage Corporation, 3.00%, 09/01/2052	339,958
392,912	Federal Home Loan Mortgage Corporation, 2.50%, 10/01/2052	339,198
93,526	Federal National Mortgage Association, 3.03%, 12/01/2025	92,042
267,798	Federal National Mortgage Association, 2.50%, 09/01/2051	231,214
90,902	Federal National Mortgage Association, 2.50%, 12/01/2051	78,484
89,397	Federal National Mortgage Association, 2.50%, 01/01/2052	77,184
248,762	Federal National Mortgage Association, 2.00%, 03/01/2052	205,728
486,409	Federal National Mortgage Association, 2.50%, 04/01/2052	420,181
166,973	Federal National Mortgage Association, 3.00%, 04/01/2052	150,871
95,608	Federal National Mortgage Association, 2.50%, 05/01/2052	82,546
408,804	Federal National Mortgage Association, 3.00%, 06/01/2052	367,198
463,776	Federal National Mortgage Association, 2.50%, 06/01/2052	403,113
90,268	Federal National Mortgage Association, 4.00%, 06/01/2052	86,683
45,400	Federal National Mortgage Association, 3.00%, 06/01/2052	40,823
176,775	Federal National Mortgage Association, 3.50%, 07/01/2052	164,619
227,605	Federal National Mortgage Association, 3.50%, 10/01/2052	211,954
210,000	Federal National Mortgage Association, 5.00%, 11/25/2054	209,893
424,000	Federal National Mortgage Association, 4.50%, 11/25/2054	417,002
Total U.S. Government Agency Mortgages (Cost $7,523,990)		7,743,074

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 13

Portfolio of Investments (continued)September 30, 2024

Rareview Total Return Bond ETF

Face Amount ($)		Fair Value ($)

Yankee Dollar — 1.1%
236,000	ArcelorMittal SA, 6.80%, 11/29/2032	263,261
Total Yankee Dollar (Cost $252,283)		263,261

Shares		Fair Value ($)

Exchange-Traded Funds — 8.3%
21,293	First Trust Emerging Markets Local Currency Bond ETF	617,071
1,300	PIMCO 25+ Year Zero Coupon U.S. Treasury Index ETF	107,146
50,845	Rareview Dynamic Fixed Income ETF(a)	1,283,328
Total Exchange-Traded Funds (Cost $1,854,672)		2,007,545

Preferred Stock — 0.2%
1,969	Rithm Capital Corp.	47,689
Total Preferred Stock (Cost $46,384)		47,689

Total Investments — 100.2% (Cost $23,609,948)		24,313,426
Other Assets in Excess of Liabilities — (0.2%)		(45,282)
Net Assets — 100.0%		24,268,144

(a) Affiliated security. See note 3

(b) The rate represents the effective yield at September 30, 2024.

COP — Certificate of Participation

ETF — Exchange-Traded Fund

GO — General Obligation

PIMCO — Pacific Investment Management Company

RB — Revenue Bond

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 14

Statements of Assets and LiabilitiesSeptember 30, 2024

	Rareview Dynamic Fixed Income ETF	Rareview Tax Advantaged Income ETF
Assets:
Investments, at value (Cost $48,862,462 and $19,727,796)	$52,389,667	$20,801,365
Cash	419,279	100,906
Deposits at brokers for derivative contracts	1,021,391	72,488
Dividends and interest receivable	332,861	82,298
Receivable for investments sold	302,926	—
Receivable for capital shares issued	1,252,662	—
Prepaid expenses and other assets	522	271
Total Assets	55,719,308	21,057,328
Liabilities:
Written options at value (Premiums received, $68,727 and $—)	17,713	—
Foreign currency due to broker for derivative contracts (Cost $711 and $—)	737	—
Payable for investments purchased	1,511,328	—
Accrued expenses:
Advisory	41,868	4,405
Administration	7,037	2,880
Custodian	277	163
Fund accounting	16,275	15,384
Legal and audit	2,396	2,249
Printing	4,123	3,858
Trustee	1,200	1,200
Other	1,359	1,303
Total Liabilities	1,604,313	31,442
Net Assets	$54,114,995	$21,025,886
Net Assets consist of:
Paid-in Capital	$59,490,858	$24,432,168
Total Distributable Earnings (Loss)	(5,375,863)	(3,406,282)
Net Assets	$54,114,995	$21,025,886
Net Assets:	$54,114,995	$21,025,886
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	2,160,000	925,000
Net Asset Value (offering and redemption price per share):	$25.05	$22.73

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 15

Statements of Assets and Liabilities (continued)September 30, 2024

	Rareview Systematic Equity ETF	Rareview Total Return Bond ETF
Assets:
Investments, at value (Cost $43,753,624 and $22,441,976)	$51,655,995	$23,030,098
Affiliated investments, at value (Cost $— and $1,167,972 )	—	1,283,328
Cash	551,692	426,710
Deposits at brokers for derivative contracts	7,425,401	—
Dividends and interest receivable	68,571	167,045
Receivable due from advisor	—	9,372
Prepaid expenses and other assets	458	—
Total Assets	59,702,117	24,916,553
Liabilities:
Payable for investments purchased	—	630,250
Variation margin on futures contracts	30,535	—
Accrued expenses:
Advisory	40,761	—
Administration	7,762	3,378
Custodian	190	1,795
Fund accounting	14,739	5,776
Legal and audit	2,389	2,649
Trustee	2,400	1,200
Other	4,367	3,361
Total Liabilities	103,143	648,409
Net Assets	$59,598,974	$24,268,144
Net Assets consist of:
Paid-in Capital	$49,050,819	$23,317,975
Total Distributable Earnings (Loss)	10,548,155	950,169
Net Assets	$59,598,974	$24,268,144

Net Assets:	$59,598,974	$24,268,144
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	1,895,000	930,000
Net Asset Value (offering and redemption price per share):	$31.45	$26.09

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 16

Statements of OperationsFor the Period Ended September 30, 2024

	Rareview Dynamic Fixed Income ETF	Rareview Tax Advantaged Income ETF
Investment Income:
Dividend income	$2,567,996	$1,100,741
Interest income	51,230	4,314
Total Investment Income	2,619,226	1,105,055
Expenses:
Advisory	380,778	147,400
Administration	66,707	33,411
Compliance services	9,000	9,000
Custodian	3,248	921
Fund accounting	88,303	86,828
Legal and audit	24,783	25,100
Printing	13,121	5,194
Treasurer	2,700	2,175
Trustee	4,800	4,000
Other	14,560	13,871
Total Expenses before fee reductions	608,000	327,900
Expenses contractually waived and/or reimbursed by the Advisor	(18,874)	(82,329)
Total Net Expenses	589,126	245,571
Net Investment Income (Loss)	2,030,100	859,484
Realized and Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	1,649,475	(422,887)
Net realized gains (losses) from in-kind transactions	256,180	(52,145)
Net realized gains (losses) from futures transactions	(147,339)	(25,986)
Net realized gains (losses) from written options transactions	(1,529,496)	33,953
Change in unrealized appreciation (depreciation) on investments	8,134,093	4,846,988
Change in unrealized appreciation (depreciation) on futures	3,614	—
Change in unrealized appreciation (depreciation) on written options	51,014	—
Net Realized and Unrealized Gains (Losses) from Investments:	8,417,541	4,379,923
Change in Net Assets Resulting From Operations	$10,447,641	$5,239,407

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 17

Statements of Operations (continued)For the Period Ended September 30, 2024

	Rareview Systematic Equity ETF	Rareview Total Return Bond ETF
Investment Income:
Dividend income	$1,015,119	$14,926
Affiliated dividend income	—	26,650
Interest income	161,413	294,449
Total Investment Income	1,176,532	336,025
Expenses:
Advisory	498,551	47,179
Administration	76,655	11,971
Compliance services	9,000	3,000
Custodian	1,738	4,449
Offering costs	—	1,570
Fund accounting	82,801	10,143
Legal and audit	26,772	23,873
Printing	6,122	5,065
Treasurer	3,450	878
Trustee	8,000	1,530
Other	15,618	4,747
Total Expenses before fee reductions	728,707	114,405
Expenses contractually waived and/or reimbursed by the Advisor	(116,244)	(63,277)
Expenses voluntarily waiver by the Advisor(a)	—	(3,508)
Total Net Expenses	612,463	47,620
Net Investment Income (Loss)	564,069	288,405
Realized and Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	230,159	147,265
Net realized gains (losses) from in-kind transactions	722,378	—
Net realized gains (losses) from futures transactions	2,586,660	—
Change in unrealized appreciation (depreciation) on investments	6,458,638	588,122
Change in unrealized appreciation (depreciation) on affiliated funds	—	115,356
Change in unrealized appreciation (depreciation) on futures	1,533,956	—
Net Realized and Unrealized Gains (Losses) from Investments:	11,531,791	850,743
Change in Net Assets Resulting From Operations	$12,095,860	$1,139,148

(a) See Note 3 in the Notes to Financial Statements

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 18

Statements of Changes in Net Assets

	Rareview Dynamic Fixed Income ETF		Rareview Tax Advantaged Income ETF
	Year ended September 30, 2024	Year ended September 30, 2023	Year ended September 30, 2024	Year ended September 30, 2023
From Investment Activities:
Operations:
Net investment income (loss)	$2,030,100	$1,928,917	$859,484	$646,886
Net realized gains (losses) from investment, in-kind, futures and written options transactions	228,820	(2,848,279)	(467,065)	(1,542,197)
Change in unrealized appreciation (depreciation) on investments, futures and written options	8,188,721	2,199,263	4,846,988	(61,603)
Change in net assets resulting from operations	10,447,641	1,279,901	5,239,407	(956,914)
Distributions to Shareholders From:
Earnings	(2,881,171)	(2,448,562)	(868,991)	(643,292)
Return of Capital	(367,876)	(233,868)	—	—
Change in net assets from distributions	(3,249,047)	(2,682,430)	(868,991)	(643,292)
Capital Transactions:
Proceeds from shares issued	16,349,958	6,325,740	226,779	5,914,412 (a)
Cost of shares redeemed	(5,882,324)	(7,407,949)	(2,495,494)	(1,121,313)
Change in net assets from capital transactions	10,467,634	(1,082,209)	(2,268,715)	4,793,099
Change in net assets	17,666,228	(2,484,738)	2,101,701	3,192,893
Net Assets:
Beginning of period	36,448,767	38,933,505	18,924,185	15,731,292
End of period	$54,114,995	$36,448,767	$21,025,886	$18,924,185
Share Transactions:
Issued	690,000	285,000	10,000	300,000
Redeemed	(260,000)	(330,000)	(130,000)	(55,000)
Change in shares	430,000	(45,000)	(120,000)	245,000

(a) Includes variable transaction fees of $929 for the year ended September 30, 2023. See Note 5 in Notes to Financial Statements.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 19

Statements of Changes in Net Assets (continued)

	Rareview Systematic Equity ETF		Rareview Total Return Bond ETF
	Year ended September 30, 2024	Year ended September 30, 2023	For the period May 31, 2024(a) through September 30, 2024
From Investment Activities:
Operations:
Net investment income (loss)	$564,069	$306,837	$288,405
Net realized gains (losses) from investment, in-kind and futures transactions	3,539,197	820,100	147,265
Change in unrealized appreciation (depreciation) on investments, affiliated funds and futures	7,992,594	37,386	703,478
Change in net assets resulting from operations	12,095,860	1,164,323	1,139,148
Distributions to Shareholders From:
Earnings	(536,486)	(759,704)	(188,979)
Change in net assets from distributions	(536,486)	(759,704)	(188,979)
Capital Transactions:
Proceeds from shares issued	19,080,776	22,717,021	23,306,322
Variable transaction fees	—	—	11,653
Cost of shares redeemed	(5,586,112)	(13,728,441)	—
Change in net assets from capital transactions	13,494,664	8,988,580	23,317,975
Change in net assets	25,054,038	9,393,199	24,268,144
Net Assets:
Beginning of period	34,544,936	25,151,737	—
End of period	$59,598,974	$34,544,936	$24,268,144
Share Transactions:
Issued	700,000	920,000	930,000
Redeemed	(200,000)	(550,000)	—
Change in shares	500,000	370,000	930,000

(a) Commencement of operations.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 20

Financial Highlights

Rareview Dynamic Fixed Income ETF	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	October 20, 2020(a) through September 30, 2021
Net Asset Value, Beginning of Period	$21.07	$21.93	$29.46	$25.00

Net Investment Income (Loss)	1.18 (b)	1.06 (b)	0.93 (b)	1.21
Net Realized and Unrealized Gains (Losses) on Investments	4.70	(0.44)	(6.54)	4.32
Total from Investment Activities	5.88	0.62	(5.61)	5.53

Distributions from Net Investment Income	(1.69)	(1.35)	(1.26)	(1.07)
Distributions from Net Realized Gains on Investments	—	—	(0.65)	—
Return of Capital	(0.21)	(0.13)	(0.01)	—
Total Distributions	(1.90)	(1.48)	(1.92)	(1.07)
Net Asset Value, End of Period	$25.05	$21.07	$21.93	$29.46
Net Assets at End of Period (000’s)	$54,115	$36,449	$38,934	$67,764

Total Return at NAV(c)(d)	29.33%	2.59%	(20.10)%	22.35%

Ratio of Net Expenses to Average Net Assets(e)(f)	1.50%	1.50%	1.47%	1.50%
Ratio of Gross Expenses to Average Net Assets(e)(f)(g)	1.55%	1.52%	1.38%	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets(e)(h)	5.17%	4.75%	3.57%	5.11%
Portfolio Turnover(d)(i)	151%	128%	132%	74%

(a) Commencement of operations.

(b) Calculated using the average shares method.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) Excludes expenses of the investment companies in which the Fund invests.

(g) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(i) Excludes the impact of in-kind transactions.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 21

Financial Highlights (continued)

Rareview Tax Advantaged Income ETF	Year Ended September 30, 2024	Year Ended September 30, 2023		Year Ended September 30, 2022	October 20, 2020(a) through September 30, 2021
Net Asset Value, Beginning of Period	$18.11	$19.66		$27.93	$25.00

Net Investment Income (Loss)	0.91 (b)	0.65	(b)	0.78 (b)	0.72
Net Realized and Unrealized Gains (Losses) on Investments	4.63	(1.54)		(7.72)	2.88
Total from Investment Activities	5.54	(0.89)		(6.94)	3.60

Distributions from Net Investment Income	(0.92)	(0.66)		(0.76)	(0.67)
Distributions from Net Realized Gains on Investments	—	—		(0.57)	—
Total Distributions	(0.92)	(0.66)		(1.33)	(0.67)
Capital Shares Transaction Fees (See Note 5 in Notes to Financial Statements)	—	0.00	(c)	—	—
Net Asset Value, End of Period	$22.73	$18.11		$19.66	$27.93
Net Assets at End of Period (000’s)	$21,026	$18,924		$15,731	$19,552

Total Return at NAV(d)(e)	31.20%	(4.84)%		(25.86)%	14.49%

Ratio of Net Expenses to Average Net Assets(f)(g)	1.25%	1.25%		1.25%	1.25%
Ratio of Gross Expenses to Average Net Assets(f)(g)(h)	1.67%	1.64%		1.51%	2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)(i)	4.37%	3.23%		3.20%	2.94%
Portfolio Turnover(e)(j)	37%	31	%(k)	65%	78%

(a) Commencement of operations.

(b) Calculated using the average shares method.

(c) Less than $0.005.

(d) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e) Not annualized for periods less than one year.

(f) Annualized for periods less than one year.

(g) Excludes expenses of the investment companies in which the Fund invests.

(h) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(j) Excludes the impact of in-kind transactions.

(k) Portfolio Turnover decreased significantly this year as the variance of municipal bond closed-end funds discount- to-
NAV and yield differentials were very low, so therefore tactical rotation for discount-to-NAV capture was less opportunistic during the period.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 22

Financial Highlights (continued)

Rareview Systematic Equity ETF	Year Ended September 30, 2024	Year Ended September 30, 2023	January 20, 2022(a) through September 30, 2022
Net Asset Value, Beginning of Period	$24.76	$24.54	$25.00

Net Investment Income (Loss)(b)	0.34	0.21	0.11
Net Realized and Unrealized Gains (Losses) on Investments	6.68	0.55	(0.57	)(c)
Total from Investment Activities	7.02	0.76	(0.46)

Distributions from Net Investment Income	(0.33)	(0.12)	—
Distributions from Net Realized Gains on Investments	—	(0.42)	—
Total Distributions	(0.33)	(0.54)	—
Net Asset Value, End of Period	$31.45	$24.76	$24.54
Net Assets at End of Period (000’s)	$59,599	$34,545	$25,152

Total Return at NAV(d)(e)	28.51%	3.20%	(1.85)%

Ratio of Net Expenses to Average Net Assets(f)(g)	1.35%	1.23%	0.97%
Ratio of Gross Expenses to Average Net Assets(f)(g)(h)(i)	1.61%	1.51%	1.69	%(j)
Ratio of Net Investment Income (Loss) to Average Net Assets(f)(k)	1.24%	0.82%	0.66%
Portfolio Turnover(e)(l)	126%	124%	237%

(a) Commencement of operations.

(b) Calculated using the average shares method.

(c) Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statements of Operations due to share transactions for the period

(d) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e) Not annualized for periods less than one year.

(f) Annualized for periods less than one year.

(g) Excludes expenses of the investment companies in which the Fund invests.

(h) The ratio of net expenses to average net assets would have been 0.98% had certain expenses not been voluntarily waived for the period ended September 30, 2023.

(i) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(j) The ratio of gross expenses to average net assets would have been 1.70% had certain expenses not been voluntarily waived for the period ended September 30, 2023.

(k) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(l) Excludes the impact of in-kind transactions.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 23

Financial Highlights (continued)

Rareview Total Return Bond ETF	May 31, 2024(a) through September 30, 2024
Net Asset Value, Beginning of Period	$25.00

Net Investment Income (Loss)(b)	0.35
Net Realized and Unrealized Gains (Losses) on Investments	0.94
Total from Investment Activities	1.29

Distributions from Net Investment Income	(0.21)
Distributions from Net Realized Gains on Investments	—
Total Distributions	(0.21)
Capital Shares Transaction Fees (See Note 5 in Notes to Financial Statements)	0.01
Net Asset Value, End of Period	$26.09
Net Assets at End of Period (000’s)	$24,268

Total Return at NAV(c)(d)	5.23%

Ratio of Net Expenses to Average Net Assets(e)(f)	0.67%
Ratio of Gross Expenses to Average Net Assets(e)(f)(g)	1.61%
Ratio of Net Investment Income (Loss) to Average Net Assets(e)(h)	4.06%
Portfolio Turnover(d)(i)	39%

(a) Commencement of operations.

(b) Calculated using the average shares method.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) Excludes expenses of the investment companies in which the Fund invests.

(g) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(i) Excludes the impact of in-kind transactions.

Annual Financial Statements and Other Information | 24

Notes to Financial StatementsSeptember 30, 2024

(1) Organization

Collaborative Investment Series Trust (the “Trust”) was organized on July 26, 2017 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Trust is comprised of several funds and is authorized to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. The accompanying financial statements are those of the Rareview Dynamic Fixed Income ETF, Rareview Tax Advantaged Income ETF, Rareview Systematic Equity ETF, and Review Total Return Bond ETF (each a “Fund” and collectively, the “Funds”). The Funds are diversified actively-managed exchange-traded funds. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies, and strategies. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. The Rareview Systematic Equity ETF is a commodity pool under the U.S. Commodity Exchange Act and its advisor, Rareview Capital, LLC (the “Advisor”), is registered as a commodity pool operator with the Commodity Futures Trading Commission.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the Shares may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, currently 10,000 Shares, called Creation Units (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Shares of each Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Foreside Fund Services, LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds.

Annual Financial Statements and Other Information | 25

Notes to Financial Statements (continued)September 30, 2024

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards Update 2013-08. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures adopted by the Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. If market quotations are not readily available, securities will be valued at their fair market as determined using the fair value procedures approved by the Board. The Board has delegated the execution of these procedures to the Advisor as fair value designee. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust uses a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

• Level 1 - Quoted prices in active markets for identical assets that the Funds have the ability to access.

• Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Annual Financial Statements and Other Information | 26

Notes to Financial Statements (continued)September 30, 2024

• Level 3 - Significant unobservable pricing inputs at the measurement date (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Shares of closed-end funds, unlike those of open-end investment companies, are not redeemable by the Funds on a daily basis. A closed-end fund’s value increases or decreases due to various factors, including, but not limited to general market conditions, the market’s confidence in the closed-end fund advisor’s ability to generate desired investment returns, and investor confidence in the closed-end fund’s underlying assets. A closed-end fund’s shares that are traded on an exchange may be bought or sold at a market price that is lower or higher than the per-share value of the closed-end fund’s underlying assets; when this occurs, the shares are considered to be traded at a discount or premium, respectively. Common stocks, closed-end funds and exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Exchange-traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy. Exchange-traded options contracts are valued at the closing price or last sale price on the primary instrument for that option as recorded by an approved pricing service and are typically categorized as Level 1 in the fair value hierarchy. If an option is not traded on the valuation date, exchange traded options are valued at the composite price. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Fixed income securities, including those with a remaining maturity of 60 days or less, are generally categorized as Level 2 securities in the fair value hierarchy.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean

Annual Financial Statements and Other Information | 27

Notes to Financial Statements (continued)September 30, 2024

between the last reported bid and asked quotes or the last sale price where appropriate; otherwise, fair value will be determined in accordance with fair value procedures approved by the Board.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities at the close of each business day. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds did not hold any Level 3 investments as of September 30, 2024.

The following table provides the fair value measurement as of September 30, 2024, while the breakdown, by category, of investments is disclosed in the Portfolio of Investments for each Fund:

	Level 1	Level 2	Total Investments
Rareview Dynamic Fixed Income ETF
Closed-End Funds	$44,996,754	$—	$44,996,754
Common Stock	2,108,353	—	2,108,353
Exchange-Traded Funds	5,089,722	—	5,089,722
Purchased Options Contracts	194,838	—	194,838
Total Investments	$52,389,667	$—	52,389,667
Other Financial Instrument(a)
Written Options Contract	(17,713)	—	(17,713)
Total Other Financial Instruments	$(17,713)	$—	$(17,713)

Rareview Tax Advantaged Income ETF
Closed-End Funds	$20,801,365	$—	20,801,365
Total Investments	$20,801,365	$—	$20,801,365

Rareview Systematic Equity ETF
Exchange-Traded Funds	$51,655,995	$—	$51,655,995
Total Investments	$51,655,995	$—	$51,655,995
Other Financial Instrument(a)
Futures Contracts	917,385	—	917,385
Total Other Financial Instruments	$917,385	$—	$917,385

Annual Financial Statements and Other Information | 28

Notes to Financial Statements (continued)September 30, 2024

	Level 1	Level 2	Total Investments
Rareview Total Return Bond ETF
Asset-Backed Securities	$—	$511,265	$511,265
Collateralized Mortgage Obligations	—	2,329,626	2,329,626
Corporate Bonds	—	6,841,232	6,841,232
Exchange-Traded Funds	2,007,545	—	2,007,545
Municipal Bonds		225,157	225,157
Preferred Stock	47,689	—	47,689
Treasury Bill	—	1,185,243	1,185,243
Treasury Notes	—	3,159,334	3,159,334
U.S. Government Agency Mortgages	—	7,743,074	7,743,074
Yankee Dollar	—	263,261	263,261
Total Investments	$2,055,234	$22,258,192	$24,313,426

(a) Other financial instruments include derivative instruments, such as futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument and written options, which are valued at fair value.

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Securities’ gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends and dividend expense, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by the Funds is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which they invest.

The Funds may own shares of ETFs that may invest in real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the ETF.

C. Cash

Idle cash may be swept into various interest-bearing overnight demand deposits and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed the United States federally insured limit of $250,000. Amounts swept overnight are available on the next business day.

Annual Financial Statements and Other Information | 29

Notes to Financial Statements (continued)September 30, 2024

D. Dividends and Distributions to Shareholders

Distributions are recorded on the ex-dividend date. Rareview Dynamic Fixed Income ETF, Rareview Tax Advantaged Income ETF and Rareview Total Return Bond ETF intend to distribute to their shareholders net investment income, if any, at least monthly. Rareview Systematic Equity ETF intends to distribute to its shareholders net investment income, if any, at least semi-annually. The Funds intend to distribute to their shareholders any net realized capital gains, if any, at least annually. The amount of dividends from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

In addition, the Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share.

E. Allocation of Expenses

Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionally among all funds within the Trust in relation to the net assets of each fund or on another reasonable basis.

F. Short Sales

The Funds may engage in short sales against the box (i.e., where the Funds own or have an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of their portfolio securities. In a short sale, the Funds sell a borrowed security and have a corresponding obligation to the lender to return the identical security. The Funds may also incur dividend and interest expense on securities sold short. When the Funds engage in a short sale, the Funds record a liability for securities sold short and record an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. There were no open short positions as of September 30, 2024.

Annual Financial Statements and Other Information | 30

Notes to Financial Statements (continued)September 30, 2024

G. Derivative Instruments:

All open derivative positions at year end are reflected on each Fund’s Portfolio of Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Futures Contracts:

The Funds may enter into futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities as variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The gross notional amount of futures contracts outstanding as of September 30, 2024, and the monthly average notional amount for these contracts for the year ended September 30, 2024 were as follows:

	Outstanding Notional Amount (000)		Monthly Average Notional Amount (000)
Futures Contracts:	Long	Short	Long	Short
Rareview Dynamic Fixed Income ETF	$—	$—	$10,099	$9,193
Rareview Tax Advantaged Income ETF	—	—	3,672	3,709
Rareview Systematic Equity ETF	35,658	—	24,620	6,162

Options Contracts:

Purchased Options – The Funds pay a premium which is included in “Investments, at value” on the Statements of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid

Annual Financial Statements and Other Information | 31

Notes to Financial Statements (continued)September 30, 2024

for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Funds bear the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options – The Funds receive a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. As of September 30, 2024, the Funds hold deposits at brokers for written options collateral, which is reported on the Statements of Assets and Liabilities.

The gross notional amount of purchased and written options outstanding as of September 30, 2024, and the monthly average notional amount for these contracts for the year ended September 30, 2024 were as follows:

	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Purchased Options:
Rareview Dynamic Fixed Income ETF	$340,080	$279,920
Rareview Tax Advantaged Income ETF	—	31,433

Written Options:
Rareview Dynamic Fixed Income ETF	$341,851	$280,731
Rareview Tax Advantaged Income ETF	—	31,596

Annual Financial Statements and Other Information | 32

Notes to Financial Statements (continued)September 30, 2024

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of September 30, 2024:

	Assets		Liabilities
	Investments, at Value for Purchased Options	Unrealized Appreciation on Futures Contracts(a)	Written Options, at Value	Unrealized Depreciation on Futures Contracts(a)
Equity Risk Exposure:
Rareview Systematic Equity ETF	$—	$917,385	$—	$—
Interest Rate Risk Exposure:
Rareview Dynamic Fixed Income ETF	194,838	—	(17,713)	—

(a) For futures contracts, the amounts represent their cumulative appreciation (depreciation) as reported on the Portfolios of Investments. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended September 30, 2024:

	Net Realized Gains (Losses) from			Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Futures Contracts	Purchased Options	Written Options	Futures Contracts	Purchased Options	Written Options
Currency Risk Exposure:
Rareview Dynamic Fixed Income ETF	$(92,172)	$—	$—	$3,614	$—	$—
Equity Risk Exposure:
Rareview Systematic Equity ETF	2,586,660	—	—	1,533,956	—	—
Interest Rate Risk Exposure:
Rareview Dynamic Fixed Income ETF	(55,167)	2,185,827	(1,529,496)	—	(38,748)	51,014
Rareview Tax Advantaged Income ETF	(25,986)	(94,057)	33,953	—	—	—

Annual Financial Statements and Other Information | 33

Notes to Financial Statements (continued)September 30, 2024

(3) Investment Advisory and Other Contractual Services

A. Investment Advisory Fees

Rareview Capital, LLC (the “Advisor”), serves as the Funds’ investment advisor pursuant to an investment advisory agreement. Subject at all times to the oversight and approval of the Board, the Advisor is responsible for the overall management of the Funds. Each Fund pays the Advisor a management fee, based on a percentage of its average daily net assets, calculated daily and paid monthly.

Fund	Management Fee Rate
Rareview Dynamic Fixed Income ETF	0.97%
Rareview Tax Advantaged Income ETF	0.75%
Rareview Systematic Equity ETF	1.10%
Rareview Total Return Bond ETF	0.67%

GST Management LLC, (“GST”) serves as subadvisor for Rareview Systematic Equity ETF and is paid for its services directly by the Advisor, not the Fund. GST is paid 40% of the net management fees.

In addition, the Advisor has contractually agreed to waive a portion or all of its management fees and/or reimburse each Fund’s expenses (excluding front-end or contingent deferred loads, Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage/borrowing interest, interest expense, dividends on securities sold short, brokerage or other transactional expenses and extraordinary expenses) in order to limit the Total Annual Operating Expenses after fee waivers and/or expense reimbursements to a specific percentage of each Fund’s average daily net assets (the “Expense Cap”).

Fund	Expense Cap
Rareview Dynamic Fixed Income ETF	1.50%
Rareview Tax Advantaged Income ETF	1.25%
Rareview Systematic Equity ETF	1.35%
Rareview Total Return Bond ETF	0.67%

The Expense Cap for Rareview Dynamic Fixed Income ETF, Rareview Tax Advantaged Income ETF, and Rareview Systematic Equity ETF will remain in effect through at least January 31, 2025. Rareview Total Return Bond ETF will remain in effect through at least January 31, 2026. Each Expense Cap may be terminated earlier only upon approval by the Board, on 60 days’ written notice to the Advisor. More information about each Fund’s fee waiver and Expense Cap is available in the “Management of the Fund” section of each Fund’s prospectus.

The Advisor may request recoupment of previously waived fees and reimbursed Fund expenses from the applicable Fund for three years from the date they were waived or reimbursed, provided that after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment.

Annual Financial Statements and Other Information | 34

Notes to Financial Statements (continued)September 30, 2024

As of September 30, 2024, the Advisor may recoup amounts from the Funds as follows:

	Waived/ Reimbursed FY 2022 Expires 09/30/2025	Waived/ Reimbursed FY 2023 Expires 09/30/2026	Waived/ Reimbursed FY 2024 Expires 09/30/2027	Total
Rareview Dynamic Fixed Income ETF	$—	$6,178	$18,874	$25,052
Rareview Tax Advantaged Income ETF	51,481	78,585	82,329	212,395
Rareview Systematic Equity ETF	71,992	102,421	116,244	290,657
Rareview Total Return Bond ETF	—	—	63,277	63,277

(a) The Advisor has voluntarily agreed to waive the amount of the management fee associated with Rareview Total Return Bond ETF’s affiliated investment in Rareview Dynamic Fixed Income ETF.This amount is shown as “Expenses voluntarily waived by the Advisor” on the Statement of Operations and cannot be recouped by the Advisor in future years.

Affiliated Transactions:

At September 30, 2024, the following investments are noted as Affiliated Securities in Rareview Total Return Bond ETF’s Portfolio of Investments:

	Balance at September 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on Sales	Change in Unrealized Appreciation (Depreciation)	Balance at September 30, 2024	Shares as of September 30, 2024	Dividend Income	Capital Gains Distributions
Rareview Total Return Bond ETF
Rareview Dynamic Fixed Income ETF	$—	$1,167,972	$—	$—	$115,356	$1,283,328	50,845	$26,650	$—

B. Administration, Custodian, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. (“Citi”) serves as the sub-administrator, fund accountant, and dividend disbursing agent for the Funds pursuant to a Services Agreement. Citibank, N.A. serves as the custodian and transfer agent of the Funds pursuant to a Global Custodial and Agency Services Agreement.

Collaborative Fund Services LLC (“CFS”) serves as the administrator for the Funds and provides the Funds with various administrative services. For these services, the Funds pays CFS an administrative fee that is the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets.

C. Distribution and Shareholder Services Fees

Foreside Fund Services, LLC is the principal underwriter and distributor for the Funds’ Shares. The Distributor is compensated by the Advisor in accordance with an ETF Distribution Agreement between the Advisor and the Distributor.

Annual Financial Statements and Other Information | 35

Notes to Financial Statements (continued)September 30, 2024

D. Compliance Services

Beacon Compliance Consulting provides compliance services to the Trust and receives a monthly fee paid by the Funds for these services.

E. Treasurer Fees

The Treasurer of the Trust receives a fee that is calculated monthly using each Fund’s net assets at month-end and is paid by the Funds on a quarterly basis as previously approved by the Board. During the year ended September 30, 2024, the Funds paid a total of $9,203 to the Treasurer.

F. General

Certain trustees and officers of the Trust are officers, directors and/or trustees of the above companies and, except for the Treasurer, receive no compensation from the Funds for their services.

(4) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended September 30, 2024 were as follows:

	Purchases	Sales
Rareview Dynamic Fixed Income ETF	$61,692,327	$57,071,972
Rareview Tax Advantaged Income ETF	7,174,718	7,216,807
Rareview Systematic Equity ETF	57,212,213	49,414,688
Rareview Total Return Bond ETF	28,151,957	8,959,824

Purchases and sales of long-term U.S. government securities for the year ended September 30, 2024 were as follows:

	Purchases	Sales
Rareview Total Return Bond ETF	$7,015,420	$3,956,769

Purchases and sales of in-kind transactions for the year ended September 30, 2024 were as follows:

	Purchases	Sales
Rareview Dynamic Fixed Income ETF	$15,720,918	$5,914,210
Rareview Tax Advantaged Income ETF	224,389	2,468,731
Rareview Systematic Equity ETF	16,641,672	4,823,648

(5) Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

Annual Financial Statements and Other Information | 36

Notes to Financial Statements (continued)September 30, 2024

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The transaction fees for each Fund are listed below:

	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases(a)
Rareview Dynamic Fixed Income ETF	$250	2.00%
Rareview Tax Advantaged Income ETF	$250	2.00%
Rareview Systematic Equity ETF	$250	2.00%
Rareview Total Return Bond ETF	$250	2.00%

(a) As a percentage of the amount invested.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable on the Statements of Assets and Liabilities.

As of September 30, 2024, there were no unsettled in-kind capital transactions.

(6) Federal Income Taxes

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed the tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including U.S. federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

As of and during the year ended September 30, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended September 30, 2024, the Funds did not incur any interest or penalties.

Annual Financial Statements and Other Information | 37

Notes to Financial Statements (continued)September 30, 2024

As of September 30, 2024, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Rareview Dynamic Fixed Income ETF	$49,017,567	$3,625,894	$(253,794)	$3,372,100
Rareview Tax Advantaged Income ETF	19,764,396	1,234,834	(197,865)	1,036,969
Rareview Systematic Equity ETF	43,763,311	7,902,371	(9,687)	7,892,684
Rareview Total Return Bond ETF	23,609,948	708,532	(5,054)	703,478

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to wash sale activity, and mark-to-market on derivative contracts.

The tax character of distributions paid during the fiscal year ended September 30, 2023 and September 30, 2024 were as follows:

	Distributions paid from
	Ordinary Income	Net Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Return of Capital	Total Distributions Paid
Rareview Dynamic Fixed Income ETF
2023	$2,036,011	$—	$2,036,011	$412,551	$233,868	$2,682,430
2024	$2,619,511	$—	$2,619,511	$261,660	$367,876	$3,249,047
Rareview Tax Advantaged Income ETF
2023	—	—	—	643,292	—	643,292
2024	45,309	—	45,309	823,682	—	868,991
Rareview Systematic Equity ETF
2023	166,936	592,768	759,704	—	—	759,704
2024	536,486	—	536,486	—	—	536,486
Rareview Total Return Bond ETF
2024	188,979	—	188,979	—	—	188,979

Annual Financial Statements and Other Information | 38

Notes to Financial Statements (continued)September 30, 2024

As of September 30, 2024, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributable Earnings	Accumulated Capital and Other Losses		Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Rareview Dynamic Fixed Income ETF	$—	$—	$—	$(8,746,137)		$3,370,274	$(5,375,863)
Rareview Tax Advantaged Income ETF	—	—	—	(4,443,251)		1,036,969	(3,406,282)
Rareview Systematic Equity ETF	2,477,461	2,188,045	4,665,506	(2,010,035	)(a)	7,892,684	10,548,155
Rareview Total Return Bond ETF	246,691	—	246,691	—		703,478	950,169

(a) related to straddle loss deferral

As of September 30, 2024, the following Funds have net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the table below.

	Short Term Amount	Long Term Amount	Total
Rareview Dynamic Fixed Income ETF	$6,181,861	$2,564,276	$8,746,137
Rareview Tax Advantaged Income ETF	2,231,606	2,211,645	4,443,251

During the tax year ended September 30, 2024, the following Funds utilized capital loss carryforwards:

Capital Loss Carryforward Used
Rareview Dynamic Fixed Income ETF	$122,082
Rareview Systematic Equity ETF	856,612

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the fiscal year ended September 30, 2024, the Funds had no deferred losses.

Permanent Tax Differences:

As of September 30, 2024, the following reclassifications were made on the Statements of Assets and Liabilities, relating primarily to taxable over-distributions, utilization or earnings and profits on redemption of shares, and redemptions in-kind:

	Total Distributable Earnings (Losses)	Paid in Capital
Rareview Dynamic Fixed Income ETF	$782,242	$(782,242)
Rareview Tax Advantaged Income ETF	59,250	(59,250)
Rareview Systematic Equity ETF	(808,410)	808,410

Annual Financial Statements and Other Information | 39

Notes to Financial Statements (continued)September 30, 2024

(7) Investment Risks

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in the Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of the Fund’s shares may trade above or below its NAV; (2) an active trading market for the Fund’s shares may not develop or be maintained; or (3) trading of the Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

(8) Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of September 30, 2024.

Annual Financial Statements and Other Information | 40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Rareview ETFs and
Board of Trustees of Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Rareview Dynamic Fixed Income ETF, Rareview Tax Advantaged Income ETF, Rareview Systematic Equity ETF and Rareview Total Return Bond ETF (the “Funds”), each a series of Collaborative Investment Series Trust, as of September 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Rareview Dynamic Fixed Income ETF and Rareview Tax Advantaged Income ETF	For the year ended September 30, 2024	For the years ended September 30, 2024 and 2023	For the years ended September 30, 2024, 2023 and 2022, and for the period October 20, 2020 (commencement of operations) through September 30, 2021
Rareview Systematic Equity ETF	For the year ended September 30, 2024	For the years ended September 30, 2024 and 2023	For the years ended September 30, 2024 and 2023, and for the period January 20, 2022 (commencement of operations) through September 30, 2022
Rareview Total Return Bond ETF	For the period May 31, 2024 (commencement of operations) through September 30, 2024

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Annual Financial Statements and Other Information | 41

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Rareview Capital, LLC since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 26, 2024

Annual Financial Statements and Other Information | 42

Renewal and Approval of Management AgreementSeptember 30, 2024

Renewal and Approval of Management AgreementSeptember 30, 2024

Renewal of the Investment Advisory Agreement with Rareview Capital LLC (Rareview Dynamic Fixed Income ETF and Rareview Tax Advantaged ETF)

In connection with the meeting of the Board of Trustees (the “Board”) of Collaborative Investment Series Trust (the “Trust”) held on August 23, 2024 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement between Rareview Capital LLC (“Rareview”) and the Trust, with respect to the Rareview Dynamic Fixed Income ETF (“Fixed Income ETF”) and Rareview Tax Advantaged ETF (“Tax Advantaged ETF”) (each a “Fund” and collectively, the “Funds”). In considering the renewal of the investment advisory agreement, the Board received materials specifically relating to the investment advisory agreements.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the renewal of the investment advisory agreement between Rareview and the Trust. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement on behalf of the Funds and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the renewal of the investment advisory agreement.

Nature, Extent and Quality of Services. The Board noted that Rareview was an SEC registered investment adviser with approximately $400 million in assets under management as of June 30, 2024. The Board acknowledged that there were no changes to the key professionals servicing the Funds. The Board reviewed the investment advisory services provided by Rareview, noting that Rareview provided portfolio management services, including asset allocation and risk management services to the Funds. The Board noted that, to monitor compliance, Rareview provided monthly reports regarding compliance with each Fund’s investment limitations, which included information with respect to each Fund’s positions, investments and trading activity, among others. The Board reviewed the factors Rareview considered when selecting a broker-dealer to obtain best execution, noting that Rareview implemented an operational framework to monitor the selection of broker-dealers on an ongoing basis. The Board observed that Rareview reported no material compliance issues, material litigation or administrative action, nor any regulatory examinations since the last renewal of the advisory agreement. The Board concluded that it expected Rareview to continue to provide satisfactory service to the Funds and their shareholders.

Annual Financial Statements and Other Information | 43

Renewal and Approval of Management Agreement (continued)September 30, 2024

(Unaudited)

Performance.

Fixed Income ETF. The Board noted that the Fixed Income ETF outperformed its benchmark index, 50% ICE BofA 5-10Y US Corp TR USD and 50% Markit iBoxx Liquid High Yield TR USD, with a 12.02% return for the 1-year period ended June 30, 2024 and 4.45% return since inception. The Board concluded that the Fund’s performance was satisfactory.

Tax Advantaged Income ETF. The Board noted that the Tax Advantaged Income ETF outperformed its benchmark index, the Bloomberg Barclays U.S. Municipal TR USD, for the one-year period ended June 30, 2024 with returns of 9.72%. The Board further noted that the Fund trailed its benchmark since inception. The Board concluded that the Fund’s performance was acceptable and agreed to continue to monitor performance.

Fees and Expenses.

Fixed Income ETF. The Board observed that the advisory fee with respect to the Fixed Income ETF of 0.97% was above the average of its peer group selected by Rareview, but below the high of 1.10%. The Board acknowledged Rareview’s assertion that the advisory fee was lower or in line with actively managed bond funds. The Board further observed that the net expense ratio of 1.50% as of June 30, 2024 was below the average of its peer group. The Board noted Rareview’s intention to renew the expense limitation agreement for an additional year and concluded that the advisory fee was not unreasonable.

Tax Advantaged Income ETF. The Board observed that the advisory fee with respect to the Tax Advantaged Income ETF of 0.75% and net expense ratio of 1.25% as of June 30, 2024 were below the averages of its peer group selected by Rareview. The Board noted Rareview’s intention to renew the expense limitation agreement for an additional year and concluded that the advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by Rareview and noted that there was a modest profit for Rareview with regard to its management of the Funds. After discussion, the Board determined that excessive profitability was not an issue for Rareview at this time.

Economies of Scale. The Board considered whether economies of scale would be realized in connection with the services provided to the Funds by Rareview. The Board noted that there were no breakpoints at this time. The Board discussed Rareview’s position on breakpoints and agreed to continue to monitor each Fund’s asset levels and revisit the matter as the Funds continued to grow.

Conclusion. Having requested and received such information from Rareview as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and as assisted by the advice of

Annual Financial Statements and Other Information | 44

Renewal and Approval of Management Agreement (continued)September 30, 2024

(Unaudited)

independent counsel, the Board determined that approval of the renewal of the investment advisory agreement was in the best interests of the Funds and their shareholders.

Approval of the Investment Advisory Agreement with Rareview Capital LLC (Rareview Total Return Bond ETF)

In connection with the meeting of the Board of Trustees (the “Board”) of Collaborative Investment Series Trust (the “Trust”) held on May 17, 2024 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement between Rareview Capital LLC (“Rareview”) and the Trust, with respect to the Rareview Total Return Bond ETF (the “Fund”). In considering the approval of the investment advisory agreement, the Board received materials specifically relating to the investment advisory agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the investment advisory agreement between Rareview and the Trust. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement on behalf of the Fund and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the investment advisory agreement.

Nature, Extent and Quality of Services. The Board noted its familiarity with Rareview as the investment adviser to other series in the Trust. The Board reviewed the business experience of each of the key persons that would service the Fund, noting the extensive experience of each. The Board noted the various services that Rareview would provide for the Fund, including the implementation and execution of investment decisions and selecting the Fund’s investments in accordance with its investment objective, policies and restrictions. The Board acknowledged the routine examination Rareview underwent in April of 2021 with immaterial deficiencies and the steps that Rareview has taken to address all comments. The Board noted that Rareview reported no compliance issues, or any material litigation or administrative actions in the past 36 months. The Board reviewed the quantitative and qualitative factors that Rareview took into account in its selection of broker-dealers for portfolio transactions. The Board concluded that Rareview had sufficient quality and depth of personnel and resources to perform its duties under the proposed investment advisory agreement in a manner and at a level that was consistent with the Board’s expectations.

Annual Financial Statements and Other Information | 45

Renewal and Approval of Management Agreement (continued)September 30, 2024

(Unaudited)

Performance. The Board noted that there was no prior performance of the Fund for the Board to evaluate.

Fees and Expenses. The Board discussed the proposed advisory fee of 0.67% and net expense ratio of 0.67% for the Fund. The Board noted that the advisory fee and net expense ratio was higher than the average and median of the Fund’s peer group identified by Rareview. The Board acknowledged Rareview’s assertion that Fund’s flexible strategy and the investments of the Fund required a higher degree of expertise to analyze, execute and monitor. The Board noted that Rareview intended to have an expense limitation agreement in place with respect to the Fund. The Board considered the services to be provided by Rareview, as well as the costs of providing such services and, after discussion, the Board concluded that the proposed fees were not unreasonable.

Profitability. The Board discussed that Rareview anticipated to earn a reasonable profit from its relationship with the Fund during the first two years. The Board determined that excessive profitability was not an issue for the Fund at this time.

Economies of Scale. The Board considered whether Rareview would realize economies of scale during the initial period of the investment advisory agreement. The Board noted that Rareview was open to consider breakpoints as the Fund grew in assets under management.

Conclusion. Having requested and received such information from Rareview as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the investment advisory agreement was in the best interests of the Fund and its future shareholders.

Annual Financial Statements and Other Information | 46

Additional InformationSeptember 30, 2024 (Unaudited)

OTHER FEDERAL INCOME TAX INFORMATION

During the fiscal year or period ended September 30, 2024, the Funds declared short-term realized gain distributions in the following amounts:

Short-Term Capital Gains
Rareview Systematic Equity ETF	$43,545

During the fiscal year or period ended September 30, 2024, the Funds declared long-term realized gain distributions in the following amounts:

Long-Term Capital Gains
Rareview Systematic Equity ETF	$42,487

During the fiscal year or period ended September 30, 2024, the following percentage of the total ordinary income distributions paid by the Funds qualifies for the distributions received deduction available to corporate shareholders:

Distributions Received Deduction
Rareview Dynamic Fixed Income ETF	15.53%
Rareview Systematic Equity ETF	5.00%

For the fiscal year ended September 30, 2024, distributions paid by the Funds may be subject to a maximum tax rate of 20%, as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 20%. Complete information will be reported in conjunction with your 2024 Form 1099-DIV.

During the fiscal year or period ended September 30, 2024, the percentage of Qualified Dividend Income is as follows:

Qualified Dividend Income
Rareview Dynamic Fixed Income ETF	23.22%
Rareview Systematic Equity ETF	48.20%

During the fiscal year ended September 30, 2024, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Qualified Interest Income
Rareview Dynamic Fixed Income ETF	0.18%
Rareview Systematic Equity ETF	2.87%
Rareview Total Return Bond ETF	18.39%

Annual Financial Statements and Other Information | 47

Additional Information (continued)September 30, 2024 (Unaudited)

PREMIUM/DISCOUNT INFORMATION

The Funds’ website at http://www.rareviewcapital.com shows the previous day’s closing NAV and closing market price for the Funds’ ETF Shares. The website also discloses, in the Premium/Discount section, how frequently the Funds’ ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

PROXY VOTING

Information regarding how the Funds voted proxies related to portfolio securities for the most recent twelve-month period ended June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-783-8637 or referring to the Securities and Exchange Commission’s website at http://www.sec.gov.

Annual Financial Statements and Other Information

The SPAC and New Issue ETF (SPCX)

September 30, 2024

TABLE OF CONTENTS

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 3

Portfolio of InvestmentsSeptember 30, 2024

The SPAC and New Issue ETF

Shares/Units		Fair Value ($)

Common Stocks — 96.8%
Communication Services — 0.1%
6,902	TruGolf Holdings, Inc., Class A(b)	6,550
Consumer Discretionary — 0.0%(a)
2,111	ECD Automotive Design, Inc.(b)	2,512
Financials — 92.1%
40,000	AA Mission Acquisition Corp.(b)	400,400
74,315	Acropolis Infrastructure Escrow(b)	—
50,000	Andretti Acquisition Corp. II(b)	500,000
30,000	Bleuacacia, Ltd., Class A(b)	327,600
40,000	Centurion Acquisition Corp.(b)	402,400
40,000	Chenghe Acquisition II Co.(b)	400,800
30,000	Colombier Acquisition Corp. II, Class A(b)	307,800
50,000	ESH Acquisition Corp., Class A(b)	530,000
75,000	Fortune Rise Acquisition Corp.(b)	853,500
30,000	FTAC Emerald Acquisition Corp., Class A(b)	325,200
40,000	Future Vision II Acquisition Corp.(b)	400,800
30,000	Generation Asia I Acquisition, Ltd., Class A(b)	336,000
45,000	Gores Holdings IX, Inc., Class A(b)	476,550
40,000	Graf Global Corp.(b)	400,392
Financials — 92.1% (continued)
40,000	HCM II Acquisition Corp.(b)	399,600
40,000	Healthcare AI Acquisition Corp., Class A(b)	457,200
50,000	IB Acquisition Corp.(b)	500,000
35,000	Israel Acquisitions Corp., Class A(b)	390,950
40,000	Jaws Mustang Acquisition Corp., Class A	450,000
4,500	Keen Vision Acquisition Corp.(b)	48,420
40,000	Lionheart Holdings(b)	400,000
40,000	M3-Brigade Acquisition V Corp.(b)	401,200
35,000	Melar Acquisition Corp. I(b)	349,825
30,000	Onyx Acquisition Co. I, Class A(b)	339,600
30,000	Roth CH Acquisition V Co.(b)	335,400
15,000	Spark I Acquisition Corp.(b)	154,650
45,000	Vine Hill Capital Investment Corp., Class U(b)	450,000
		10,338,287

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 4

Portfolio of Investments (continued)September 30, 2024

The SPAC and New Issue ETF

Shares/Units		Fair Value ($)
Health Care — 3.6%
4,000	DIH Holdings U.S., Inc.(b)	7,760
40,000	Launch One Acquisition Corp.(b)	400,000
		407,760
Industrials — 1.0%
10,000	EVe Mobility Acquisition Corp., Class A	110,700
Total Common Stocks (Cost $10,701,870)		10,865,809

Private Investments — 1.1%
19,889	Clean Energy Special Situations Corp. - Private Placement Units(b)(c)(d)(e)	31,325
59,668	Clean Energy Special Situations Corp. - Founder Shares(b)(c)(d)	93,977
33,750	Silver Spike Sponsor II LLC(b)(c)(d)	—	(f)
Total Private Investments (Cost $198,894)		125,302

Rights — 0.0%(a)
32,020	A SPAC II Acquisition Corp., 01/02/2026(b)	413
11,386	Clean Energy Special Situations Corp., 01/01/2025(b)(c)	—	(f)
35,000	ESH Acquisition Corp., 12/31/2024(b)	2,853
42,948	International Media Acquisition Corp.(b)	953
26,370	NorthView Acquisition Corp., 12/31/2026(b)	1,348
Total Rights (Cost $618)		5,567
Warrants — 0.3%
16,010	A SPAC II Acquisition Corp., 05/03/2027(b)	115
29,698	Aeries Technology, Inc., 10/20/2026(b)	748
12,221	Alpha Tau Medical, Ltd., 03/07/2027(b)	2,322
5,428	Alvotech SA, 06/15/2027(b)	14,330
15,030	Athena Technology Acquisition Corp. II, 10/17/2028(b)	322
50,000	Aura FAT Projects Acquisition Corp., 06/02/2027(b)	1,440
8,538	BigBear.ai Holdings, Inc., 12/31/2028(b)	1,195
7,095	Bolt Projects Holdings, Inc., 08/12/2029(b)	184
70,160	Clean Energy Special Situations Corp., 04/12/2026(b)(c)	702
40,000	DIH Holdings U.S., Inc., 02/07/2028(b)	1,600
16,893	ECD Automotive Design, Inc., 12/08/2027(b)	333
42,500	Freightos, Ltd., 01/23/2028(b)	2,975

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 5

Portfolio of Investments (continued)September 30, 2024

The SPAC and New Issue ETF

Shares/Units		Fair Value ($)
16,897	Integrated Rail and Resources Acquisition Corp., 11/12/2026(b)	676
35,000	Israel Acquisitions Corp., 02/28/2028(b)	1,082
12,000	New Horizon Aircraft, Ltd., 04/03/2028(b)	148
10,402	New Vista Acquisition Corp., 12/31/2027(b)	—
19,770	Newbury Street Acquisition Corp., 12/31/2027(b)	1,779
13,185	NorthView Acquisition Corp., 08/02/2027(b)	475
11,868	P3 Health Partners, Inc., 11/19/2026(b)	386
16,095	Pinstripes Holdings, Inc., 09/30/2028(b)	174
21,244	SatixFy Communications, Ltd., 10/26/2027(b)	11
14,369	SBC Medical Group Holdings, Inc., 09/23/2027(b)	2,154
4,289	Selina Hospitality PLC, 10/25/2027(b)	—
8,781	Silexion Therapeutics Corp., 08/15/2029(b)	277
683	Solid Power, Inc., 12/08/2026(b)	82
10,263	Sonder Holdings, Inc., 01/31/2028(b)	131
13,333	Target Global Acquisition I Corp., 12/31/2027(b)	1,001
8,978	Valuence Merger Corp. I, 03/01/2027(b)	292
Total Warrants (Cost $8,410)		34,934

Total Investments — 98.2% (Cost $10,909,792)		11,031,612
Other Assets in Excess of Liabilities — 1.8%		189,761
Net Assets — 100.0%		11,221,373

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 6

Portfolio of Investments (continued)September 30, 2024

The SPAC and New Issue ETF

The illiquid restricted securities held as of September 30, 2024 are identified below.

Security	Acquisition Date(g)		Acquisition Cost ($)		Shares or Units	Fair Value ($)		Percentage of Net Assets (%)
Clean Energy Special Situations Corp. - Private Placement Units	8/12/2021		45,000		19,889	31,325		0.3
Clean Energy Special Situations Corp. - Founder Shares	8/12/2021		153,894		59,668	93,977		0.8
Silver Spike Sponsor II LLC	4/22/2024	(h)	—	(h)	33,750	—	(f)	—

(a) Represents less than 0.05%.

(b) Non-income producing security.

(c) Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of September 30, 2024.

(d) Security which is restricted to resale. The Fund’s Advisor has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at September 30, 2024 was $125,302 which represented 1.12% of the net assets of the Fund.

(e) Each unit represents one share and ½ warrant.

(f) Amount less than $0.05.

(g) Acquisition date represents the initial purchase date of the security, if applicable.

(h) Silver Spike Sponsor II LLC was removed from the portfolio when the SPAC liquidated and then added back onto accounting records on date above in anticipation of final distribution of Trust assets. Since the value of the distribution is unknown, this security is fair valued at $0.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 7

Statement of Assets and LiabilitiesSeptember 30, 2024

The SPAC and New Issue ETF
Assets:
Investments, at value (Cost $10,909,792)	$11,031,612
Cash	227,133
Prepaid expenses and other assets	183
Total Assets	11,258,928
Liabilities:
Accrued expenses:
Advisory	7,633
Administration	1,839
Custodian	679
Fund accounting	13,253
Legal and audit	7,857
Printing	3,949
Trustee	800
Other	1,545
Total Liabilities	37,555
Net Assets	$11,221,373
Net Assets consist of:
Paid-in Capital	$17,615,699
Total Distributable Earnings (Loss)	(6,394,326)
Net Assets	$11,221,373

Net Assets:	$11,221,373
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	475,000
Net Asset Value (offering and redemption price per share):	$23.62

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 8

Statement of OperationsFor the year ended September 30, 2024

The SPAC and New Issue ETF
Investment Income:
Dividend income	$67,301
Interest income	72
Total Investment Income	67,373
Expenses:
Advisory	111,287
Administration	26,816
Compliance services	9,000
Custodian	1,869
Fund accounting	81,505
Legal and audit	49,032
Printing	10,351
Treasurer	3,600
Trustee	3,200
Other	11,505
Total Expenses before fee reductions	308,165
Expenses contractually waived and/or reimbursed by the Advisor	(54,619)
Total Net Expenses	253,546
Net Investment Income (Loss)	(186,173)
Realized and Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	709,914
Change in unrealized appreciation (depreciation) on investments	(186,338)
Net Realized and Unrealized Gains (Losses) from Investments:	523,576
Change in Net Assets Resulting From Operations	$337,403

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 9

Statements of Changes in Net Assets

	The SPAC and New Issue ETF
	Year ended September 30, 2024	Year ended September 30, 2023
From Investment Activities:
Operations:
Net investment income (loss)	$(186,173)	$(197,827)
Net realized gains (losses) from investment and in-kind transactions	709,914	(2,378,761)
Change in unrealized appreciation (depreciation) on investments	(186,338)	(29,526)
Change in net assets resulting from operations	337,403	(2,606,114)
Distributions to Shareholders From:
Earnings	(340,599)	—
Change in net assets from distributions	(340,599)	—
Capital Transactions:
Proceeds from shares issued	—	3,142,129
Proceeds for NAV error	—	93,250 (a)
Cost of shares redeemed	(5,307,532)	(14,272,778)
Change in net assets from capital transactions	(5,307,532)	(11,037,399)
Change in net assets	(5,310,728)	(13,643,513)
Net Assets:
Beginning of period	16,532,101	30,175,614
End of period	$11,221,373	$16,532,101
Share Transactions:
Issued	—	125,000
Redeemed	(225,000)	(575,000)
Change in shares	(225,000)	(450,000)

(a) See Note 2 in Notes to Financial Statements.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 10

Financial Highlights

The SPAC and New Issue ETF	Year ended September 30, 2024	Year ended September 30, 2023		Year ended September 30, 2022		December 15, 2020(a) through September 30, 2021
Net Asset Value, Beginning of Period	$23.62	$26.24		$28.72		$25.00

Net Investment Income (Loss)(b)	(0.33)	(0.23)		(0.25)		(0.26)
Net Realized and Unrealized Gains (Losses) on Investments	0.85	(2.50)		(1.89)		3.98 (c)
Total from Investment Activities	0.52	(2.73)		(2.14)		3.72

Distributions from Net Investment Income	(0.52)	—		(0.36)		—
Distributions from Net Realized Gains on Investments	—	—		—		—
Total Distributions	(0.52)	—		(0.36)		—
Impact of NAV error	—	0.11		0.02		—
Net Asset Value, End of Period	$23.62	$23.62		$26.24		$28.72
Net Assets at End of Period (000’s)	$11,221	$16,532		$30,176		$85,444

Total Return at NAV(d)(e)	2.87%	(9.99	)%(f)	(7.47	)%(g)	14.88%

Ratio of Net Expenses to Average Net Assets(h)	1.89%	0.95%		0.95%		0.95%
Ratio of Gross Expenses to Average Net Assets(h)(i)	2.30%	1.89%		1.31%		1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets(h)	(1.39)%	(0.95)%		(0.88)%		(0.90)%
Portfolio Turnover(e)(j)	274%	62%		51%		124%

(a) Commencement of operations.

(b) Calculated based on average shares method.

(c) Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 11

Financial Highlights (continued)

percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e) Not annualized for periods less than one year.

(f) As a result of the Adara Acquisition Corps business combination with Alliance Entertainment, the Adara Acquisition Corp founders shares held by the Fund were subject to an involuntary haircut to its number of shares backdated to the Business Combination closing on February 10, 2023. The share haircut result in an overstated NAV error from February 10, 2023 to September 8, 2023. The impact of the NAV error on Total Return at NAV was (0.51)%.

(g) A reduction in position of a private placement security resulted in an overstated NAV error from September 14, 2021 through February 7, 2022. The impact of the NAV error on Total Return at NAV was (0.07)%.

(h) Annualized for periods less than one year.

(i) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(j) Excludes the impact of in-kind transactions.

Annual Financial Statements and Other Information | 12

Notes to Financial StatementsSeptember 30, 2024 (Unaudited)

(1) Organization

Collaborative Investment Series Trust (the “Trust”) was organized on July 26, 2017 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Trust is comprised of several funds and is authorized to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. The accompanying financial statements are those of The SPAC and New Issue ETF (the “Fund”). The Fund is a diversified actively-managed exchange-traded fund. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies, and strategies. The assets of the Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

Shares of the Fund are listed and traded on the Nasdaq Stock Exchange (“Nasdaq”). Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares, currently 25,000 Shares, called Creation Units (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Foreside Fund Services, LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in

Annual Financial Statements and Other Information | 13

Notes to Financial Statements (continued)September 30, 2024 (Unaudited)

the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards Update 2013-08. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Payment from affiliate – For the year ended September 30, 2023, the Fund was reimbursed $93,250 from Tuttle Capital Management, LLC (the “Advisor”), as a result of a NAV error. This is included in capital transactions on the Fund’s Statements of Changes in Net Assets.

A. Investment Valuations

The Fund holds investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures adopted by the Board. Pursuant to these procedures, the Fund may use a pricing service, bank, or broker-dealer experienced in such matters to value the Fund’s securities. If market quotations are not readily available, securities will be valued at their fair market as determined using the fair value procedures approved by the Board. The Board has delegated the execution of these procedures to the Advisor as fair value designee. The fair valuation process is designed to value the subject security at the price the Fund would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust uses a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Fund’s investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

• Level 1 - Quoted prices in active markets for identical assets that the Fund has the ability to access.

• Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Annual Financial Statements and Other Information | 14

Notes to Financial Statements (continued)September 30, 2024 (Unaudited)

• Level 3 - Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Common stocks, closed-end funds, and exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the Fund is primarily traded. The Fund traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

The following table summarizes the Fund’s investments, based on their valuation inputs, as of September 30, 2024, while the breakdown, by category, of investments is disclosed in the Portfolio of Investments for the Fund:

	Level 1	Level 2	Level 3	Total Investments
The SPAC and New Issue ETF
Common Stocks(a)	$10,865,809	$—	$—	$10,865,809
Private Investments	—	—	125,302	125,302
Rights	5,567	—	—	5,567
Warrants	34,232	—	702	34,934
Total Investments	$10,905,608	$—	$126,004	$11,031,612

(a) Please see the Portfolio of Investments for industry classifications.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

The SPAC and New Issue ETF
Balance as of September 30, 2023	$125,061
Purchases During the Period	—
Change in Unrealized Appreciation (Depreciation)	241
Sales During the Period	—
Realized Gains (Losses)	—
Transfers In (Out) of Level 3	702
Balance as of September 30, 2024	$126,004

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments held at year end is $702 for the year ended September 30, 2024.

Annual Financial Statements and Other Information | 15

Notes to Financial Statements (continued)September 30, 2024 (Unaudited)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Fair Value Committee in accordance with procedures adopted by the Board for Level 3 Fair Value Measurements for investments held at September 30, 2024.

Asset	Fair Value at September 30, 2024	Valuation Techniques	Unobservable Input(s)(a)	Value Range/Value	Weighted Average
SPAC Founder Shares and Private Placement Units	$125,302	Discount to Public Share Price	Discount for lack of marketability	85% discount to Public Share Price	85% discount to Public Share Price
SPAC LLC Interest - Post Liquidation	$—	Deemed Worthless	Final Residual Value	Worthless	Worthless
SPAC Rights and Warrants	$702	Last Available Price	Unlisted Transactions	$0.01	N/A
Total	$126,004

(a) A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to value if Input Decreases
Discount for lack of marketability	Decrease	Increase
Final Residual Value	Increase	Decrease
Unlisted Transactions	Increase	Decrease

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Securities’ gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends and dividend expense, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by the Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Fund may be subject to foreign taxes on gains in investments or currency repatriation. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

C. Cash

Idle cash may be swept into various interest-bearing overnight demand deposits and is classified as cash on the Statements of Assets and Liabilities.

Annual Financial Statements and Other Information | 16

Notes to Financial Statements (continued)September 30, 2024 (Unaudited)

The Fund maintains cash in bank deposit accounts which, at times, may exceed the United States federally insured limit of $250,000. Amounts swept overnight are available on the next business day.

D. Dividends and Distributions to Shareholders

Distributions are recorded on the ex-dividend date. The Fund intends to distribute to its shareholders net investment income and net realized capital gains, if any, at least annually. The amount of dividends from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

E. Allocation of Expenses

Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionally among all funds within the Trust in relation to the net assets of each fund or on another reasonable basis.

(3) Investment Advisory and Other Contractual Services

A. Investment Advisory Fees

The Advisor serves as the Funds’ investment advisor pursuant to an investment advisory agreement. Subject at all times to the oversight and approval of the Board, the Advisor is responsible for the overall management of the Fund. The Fund pays the Advisor a management fee of 0.83% of its average daily net assets, calculated daily and paid monthly.

The Advisor contractually agreed to reduce its fees and to reimburse expenses, to ensure that Net Annual Fund Operating Expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments, (such as option fees and expenses or swap fees and expenses); or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Advisor)) would not exceed 0.95%. This expense limitation agreement was terminated

Annual Financial Statements and Other Information | 17

Notes to Financial Statements (continued)September 30, 2024 (Unaudited)

on February 1, 2024. The Advisor retains its right to receive reimbursement of any excess expense payments paid by it pursuant to this Agreement for three years from the date on which the waiver or reimbursement occurs, if such reimbursement can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment.

As of September 30, 2024, the Advisor may recoup amounts from the Fund as follows:

	Waived/ Reimbursed FY 2022 Expires 09/30/2025	Waived/ Reimbursed FY 2023 Expires 09/30/2026	Waived/ Reimbursed FY 2024 Expires 09/30/2027	Total
The SPAC and New Issue ETF	$182,529	$195,405	$54,619	$432,553

B. Administration, Custodian, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. (“Citi”) serves as the sub-administrator, fund accountant, and dividend disbursing agent for the Fund pursuant to a Services Agreement. Citibank, N.A. serves as the custodian and transfer agent of the Fund pursuant to a Global Custodial and Agency Services Agreement.

Collaborative Fund Services LLC (“CFS”) serves as the administrator for the Fund and provides the Fund with various administrative services. For these services, the Fund pays CFS an administrative fee that is the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets.

C. Distribution and Shareholder Services Fees

Foreside Fund Services, LLC is the principal underwriter and distributor for the Fund’s Shares. The Distributor is compensated by the Advisor in accordance with an ETF Distribution Agreement between the Advisor and the Distributor.

D. Compliance Services

Beacon Compliance Consulting provides compliance services to the Trust and receives a monthly fee paid by the Fund for these services.

E. Treasurer Fees

The Treasurer of the Trust receives a fee that is calculated monthly using the Fund’s net assets at month-end and is paid by the Funds on a quarterly basis as previously approved by the Board. During the year ended September 30, 2024, the Fund paid a total of $3,600 to the Treasurer.

F. General

Certain trustees and officers of the Trust are officers, directors and/or trustees of the above companies and, except for the Treasurer, receive no compensation from the Fund for their services.

Annual Financial Statements and Other Information | 18

Notes to Financial Statements (continued)September 30, 2024 (Unaudited)

(4) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended September 30, 2024 were as follows:

	Purchases	Sales
The SPAC and New Issue ETF	$34,982,075	$39,735,719

There were no purchases or sales of U.S. government securities during the year ended September 30, 2024.

(5) Capital Share Transactions

Shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in shares for the Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The transaction fees for the Fund are listed below:

	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases(a)
The SPAC and New Issue ETF	$250	2.00%

(a) As a percentage of the amount invested.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable on the Statement of Assets and Liabilities.

As of September 30, 2024, there were no unsettled in-kind capital transactions.

(6) Federal Income Taxes

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Annual Financial Statements and Other Information | 19

Notes to Financial Statements (continued)September 30, 2024 (Unaudited)

Management of the Fund has reviewed the tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including U.S. federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

As of and during the year ended September 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended September 30, 2024, the Fund did not incur any interest or penalties.

As of September 30, 2024, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
The SPAC and New Issue ETF	$11,041,532	$202,843	$(212,763)	$(9,920)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily attributable to wash sale activity, partnership investments, and passive foreign investment companies mark to market.

The tax character of distributions paid during the fiscal year ended September 30, 2023 and September 30, 2024 were as follows:

	Distributions paid from
	Ordinary Income	Net Capital Gains	Total Taxable Distributions	Total Distributions Paid
The SPAC and New Issue ETF
2023	$—	$—	$—	$—
2024	$340,599	$—	$340,599	$340,599

As of September 30, 2024, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributable Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
The SPAC and New Issue ETF	$—	$—	$—	$(6,384,405)	$(9,920)	$(6,394,325)

Annual Financial Statements and Other Information | 20

Notes to Financial Statements (continued)September 30, 2024 (Unaudited)

As of September 30, 2024 the Fund has net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the table below.

	Short Term Amount	Long Term Amount	Total
The SPAC and New Issue ETF	$2,228,629	$3,994,254	$6,222,883

During the tax year ended September 30, 2024, the following Fund utilized capital loss carryforwards:

Capital Loss Carryforward Used
The SPAC and New Issue ETF	$91,540

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the fiscal year ended September 30, 2024, the Fund’s deferred losses are as follows:

	Late Year Ordinary Loss Deferred	Total
The SPAC and New Issue ETF	$(161,522)	$(161,522)

Permanent Tax Differences:

As of September 30, 2024, the following reclassifications were made on the Statement of Assets and Liabilities, relating primarily to prior year financial statement to tax return adjustments:

	Total Distributable Earnings / (Loss)	Paid in Capital
The SPAC and New Issue ETF	$(6,589)	$6,589

(7) Investment Risks

ETF Risk

The NAV of the Fund can fluctuate up or down, and you could lose money investing in the Fund if the prices of the securities owned by the Fund decline. In addition, the Fund may be subject to the following risks: (1) the market price of the Fund’s shares may trade above or below its NAV; (2) an active trading market for the Fund’s shares may not develop or be maintained; or (3) trading of the Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Annual Financial Statements and Other Information | 21

Notes to Financial Statements (continued)September 30, 2024 (Unaudited)

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The coronavirus (COVID-19) global pandemic, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

SPAC Risk

The Fund invests in SPACs and companies that have completed an IPO. SPACs are companies that may be unseasoned and lack a trading or operational history, a track record of reporting to investors, and widely available research coverage. The Fund may purchase SPACs through an IPO. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the IPO. In addition, IPOs may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without

Annual Financial Statements and Other Information | 22

Notes to Financial Statements (continued)September 30, 2024 (Unaudited)

support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. The Fund may invest in vehicles formed by SPAC sponsors to hold founder shares, which may be subject to forfeiture or expire worthless and which generally have less liquidity than SPAC shares issued in an IPO. The Fund may experience material losses as a result of forfeited founder shares or founder shares that expire worthless.

Additional investment risks are outlined in the Fund’s prospectus.

(8) Subsequent Events

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of September 30, 2024.

Annual Financial Statements and Other Information | 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The SPAC and New Issue ETF and
Board of Trustees of Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The SPAC and New Issue ETF (the “Fund”), a series of Collaborative Investment Series Trust, as of September 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended September 30, 2024, 2023 and 2022, and for the period December 15, 2020 (commencement of operations) through September 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations, the changes in net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian, brokers and private investments. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Annual Financial Statements and Other Information | 24

We have served as auditor of one or more investment companies advised by Tuttle Capital Management, LLC since 2018.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 26, 2024

Annual Financial Statements and Other Information | 25

Additional InformationSeptember 30, 2024 (Unaudited)

PREMIUM/DISCOUNT INFORMATION

The Fund’s website at http://www.spcxetf.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount section, how frequently the Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

PROXY VOTING

Information regarding how the Fund voted proxies related to portfolio securities for the most recent twelve-month period ended June 30, as well as a description of the policies and procedures that the Fund use to determine how to vote proxies is available without charge, upon request, by calling 1-866-904-0406 or referring to the Securities and Exchange Commission’s website at http://www.sec.gov.

(b) The Financial Highlights are included as a part of the Financial Statements filed under Item 7(a) of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Changes in and disagreements with accountants, if any, are included as part of the Financial Statements filed under Item 7(a) of this Form.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Proxy disclosures, if any, are included as part of the Financial Statements filed under Item 7(a) of this Form.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of Investment Advisory Contract is a part of the Financial Statements filed under Item 7(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) The Code of Ethics is attached hereto.

(a)(2) Not applicable.

(a)(3) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Collaborative Investment Series Trust

By (Signature and Title)	/s/ Gregory Skidmore
Gregory Skidmore, Trustee, President and Principal Executive Officer of the Trust

Date	December 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory Skidmore
Gregory Skidmore, Trustee, President and Principal Executive Officer of the Trust

Date	December 6, 2024

By (Signature and Title)	/s/ Bill McCormick
Bill McCormick, Treasurer and Principal Financial Officer of the Trust

Date	December 6, 2024